UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09815

the arbitrage funds

(exact name of registrant as specified in charter)

41 Madison Avenue, 42nd Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

John S. Orrico

Water Island Capital, LLC

41 Madison Avenue

42nd Floor

New York, NY 10010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-295-4485

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

Item 1. Reports to Stockholders.

Annual Report

May 31, 2020

Arbitrage Fund

Water Island Diversified Event-Driven Fund

Water Island Credit Opportunities Fund

Water Island Long/Short Fund

Paper copies of The Arbitrage Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from The Arbitrage Funds or from your financial intermediary, such as a broker — dealer or bank. Instead, the reports will be made available on a website (https://artbitragefunds.com/restricted/content/downloads.html) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from The Arbitrage Funds electronically by sending a request in writing to: Arbitrage Funds, PO Box 219842, Kansas City MO 64121-9842 or by calling 1-800-295-4485.

You may also elect to receive all future reports in paper free of charge. You can inform The Arbitrage Funds [or your financial intermediary] that you wish to continue receiving paper copies of your shareholder reports by sending a request in writing to: Arbitrage Funds, PO Box 219842, Kansas City MO 64121-9842 or by calling 1-800-295-4485. Your election to receive reports in paper will apply to all Arbitrage Funds you hold directly in an account with The Arbitrage Funds. You must provide separate instructions to each of your financial intermediaries.

TABLE OF CONTENTS

Shareholder Letter	1
Arbitrage Fund
Manager Commentary	3
Portfolio Information	6
Portfolio of Investments	8
Water Island Diversified Event-Driven Fund
Manager Commentary	16
Portfolio Information	18
Portfolio of Investments	20
Water Island Credit Opportunities Fund
Manager Commentary	30
Portfolio Information	32
Portfolio of Investments	34
Water Island Long/Short Fund
Manager Commentary	44
Portfolio Information	46
Portfolio of Investments	48
Statements of Assets and Liabilities	58
Statements of Operations	62
Statements of Changes in Net Assets	66
Financial Highlights
Arbitrage Fund - Class R	70
Arbitrage Fund - Class I	71
Arbitrage Fund - Class C	72
Arbitrage Fund - Class A	73
Water Island Diversified Event-Driven Fund - Class R	74
Water Island Diversified Event-Driven Fund - Class I	75
Water Island Diversified Event-Driven Fund - Class C	76
Water Island Diversified Event-Driven Fund - Class A	77
Water Island Credit Opportunities Fund - Class R	78
Water Island Credit Opportunities Fund - Class I	79
Water Island Credit Opportunities Fund - Class C	80
Water Island Credit Opportunities Fund - Class A	81
Water Island Long/Short Fund - Class R	82
Water Island Long/Short Fund - Class I	83
Notes to Financial Statements	84
Report of Independent Registered Public Accounting Firm	111
Disclosure of Fund Expenses	112
Additional Information	115
Approval of Investment Advisory Agreements	116
Liquidity Risk	121
Trustees & Officers	122

The Arbitrage Funds  Shareholder Letter

May 31, 2020 (Unaudited)

Dear Fellow Shareholders,

The past fiscal year – and the past few months in particular – has been an unprecedented time not just for investors but for much of humanity. Nearly a year ago, most conversations regarding financial markets focused on the US/China trade war, concerns about inflation and slowing global growth, and whether the Federal Reserve ("Fed") would reverse course after more than two years of small but steady interest rate hikes and cut rates for the first time in over a decade. Not only did the Fed implement a 25-basis-point cut in August 2019, but scarcely more than six months later the Fed Funds rate was back at zero, where it was mired for seven years following the Financial Crisis. In the face of widespread uncertainty and the potential for massive economic losses stemming from the COVID-19 pandemic, the Fed had swiftly cut rates to zero and embarked on a massive stimulus program to bolster the economy and financial markets. Further stimulus programs from Congress were also passed to help turn the tide. Though March 2020 officially saw the end of the longest bull run in history, with the S&P 500 Index having traded down nearly 34% at one point, investors responded with confidence. Through April and May markets in the US began to recover just as quickly as they declined. Optimism around progress on coronavirus vaccines and the potential re-opening of economies across the nation may have played a part, but one must also remember the adage, "Don't fight the Fed."

What does such a challenging and unpredictable environment mean for us as event-driven investors? We are cautious not to say that broader market moves are entirely inconsequential for our event-driven strategies, but in general the idiosyncratic nature of our funds' return drivers was maintained throughout the volatility. During the worst moments of the downturn, when levered investors and panicked sellers sought liquidity wherever it was available, we did see correlations converge – even in our most idiosyncratic, most definitive investment opportunities (such as merger arbitrage investments). This is not unexpected in an extreme bear market as these types of positions are often both less impacted by market moves and easier to sell, and we saw many parallels in 2020 to our experiences during 2008. While periods of market stress can lead to a spike in short-term volatility in the strategy, they can also present attractive opportunities to initiate or scale up positions at favorable rates of return, and as of May 31, each of our funds had generated positive returns for both the fiscal year and the calendar year-to-date period.

Looking ahead, we believe we are by no means out of the woods yet – neither for event-driven strategies nor markets overall. We expect to encounter bouts of volatility in the months ahead. Not only has the ultimate outcome of the COVID-19 pandemic yet to be written, but we have the added wrinkle of a presidential election year in the US. Merger arbitrage returns could be challenged in the short term as interest rates are subdued, the pace of newly announced mergers and acquisitions (M&A) is likely to abate before it picks up again, and M&A targets and acquirers are more likely to attempt to abandon a definitive transaction during a time of economic distress and uncertainty. That said, the current slate of announced deals has provided plenty of opportunity and – as always – a definitive merger agreement is a binding contract. With few exceptions (such as a material adverse change in a company's business or failure to secure financing, a shareholder vote, or regulatory approval for a deal) a definitive transaction, once announced, must close. Our job as arbitrageurs is to discern which transactions are at greatest risk of incurring these exceptions – the deals to avoid – and which warrant adding to the portfolio. Furthermore, despite potential headwinds for merger arb, we also have reason to be optimistic. Following a period in which asset prices have been depressed, after an initial slowdown in M&A, consolidation activity typically resumes quickly. Companies in a position of strength seek to make opportunistic acquisitions while companies in a position of weakness must combine to survive.

Annual Report | May 31, 2020

The Arbitrage Funds  Shareholder Letter (continued)

May 31, 2020 (Unaudited)

We also tend to see an increase in competitive bidding situations where multiple topping bids can still result in a takeout price far below where a target had been trading mere months prior. Topping bids are a boon to returns and we witnessed such a scenario in 2009, coming out of the Financial Crisis, when competitive bidders emerged in multiple deals throughout the course of the year. Outside of our merger arbitrage strategy, we intend to remain focused on the types of catalysts that can best help isolate portfolios from broader market moves – i.e., shorter duration investments with more definitive outcomes. This includes a robust pipeline of spin-offs as well as speculative M&A opportunities in several transactions that were rumored to have been underway yet were called off in light of the pandemic, but which we now believe are more likely to resume. The portfolios have also begun investing in special purpose acquisition companies, which are specifically designed to engage in an acquisition as a means to take public the target company.

Regardless of the specific flavor of event-driven investing, whether it be pure-play merger arbitrage, long/short equity and credit investing, or a multi-strategy approach combining all of the above, we will continue to seek to generate returns from the outcomes of idiosyncratic corporate catalysts rather than broad market direction, while also striving to preserve capital during times of market stress. Above all else, throughout the ongoing health crisis we hope that you and your families remain safe, and you may rest assured that our goal is to steward our clients' assets with the same care that we safeguard the health of our own colleagues and families. Thank you for your continued support.

Sincerely,
The Investment Team
Water Island Capital

The discussion of market trends and companies throughout this commentary are not intended as advice to any person regarding the advisability of investing in any particular security. Some of our comments are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. Our views are a reflection of our best judgment at the time of the commentary and are subject to change any time based on market and other conditions, and we have no obligation to update them.

Glossary

Basis Point: An amount equal to 1/100 of 1%.

Fed Funds Rate: The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight.

Long/Short: A strategy that invests both long (i.e., purchases securities, typically with an expectation that their prices will go up) and short (i.e., sells securities, typically with an expectation that their prices will go down).

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Manager Commentary

May 31, 2020 (Unaudited)

Arbitrage Fund | Tickers: ARBNX, ARBFX, ARBCX, ARGAX

The Fund's Goal and Main Investments

The Fund seeks to achieve capital growth by engaging in merger arbitrage. Merger arbitrage is a sub-set of a broader event-driven investment strategy, which seeks to profit from investing in securities that are involved in corporate events such as mergers and acquisitions. Typically, merger arbitrage is a low volatility strategy pursued by absolute-return-minded investors. At Water Island Capital, our goal is to capture a return stream with a low correlation to the overall markets.

Investment Strategy

The strategy's focus is to capture returns from corporate events, generate market neutral capital growth, preserve capital, generate consistent and positive returns, and achieve low correlation and low volatility. The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment objective. In attempting to achieve its investment strategy, the Fund plans to invest at least 80% of its net assets in equity securities of companies (both U.S. and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The Fund's investment adviser uses investment strategies designed to minimize market exposure, including short selling along with purchasing and selling options. The most common merger arbitrage activity, and the approach generally used by the Fund, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon the acquisition's completion. That difference, or "spread," is the primary driver of returns for this investment strategy. There is no limit to the number of stocks the Fund can hold; however, the Fund typically invests in 40 to 80 deals at any given time. Each deal will have one, or perhaps two, equity positions (a long and short position in a stock-for-stock deal) and, in many cases, associated derivative positions for hedging purposes.

Fiscal Year Highlights

Arbitrage (ARBNX) returned 3.27% for the fiscal year ending May 31, 2020. Returns were generated predominantly in the Americas region, though Europe contributed as well. The Asia Pacific region detracted from returns slightly. The top performing sectors in the Fund were information technology and consumer discretionary. Real estate and consumer staples were the only sectors that detracted from returns over the period.

The Fund's top performing deal for the period was our position in the acquisition of Caesars Entertainment by Eldorado Resorts. In June 2019, Eldorado Resorts – a US-based holding company for casino hotels – agreed to acquire Caesars Entertainment – a local peer – for $10.0 billion in cash and stock. During Q1 2020, casinos across the nation were forced to shutter due to the novel coronavirus outbreak, causing the share prices of casino operators to plummet. This led many investors to question the desire of Caesars and Eldorado to consummate their transaction, sending the deal spread wider. In our analysis, the merger agreement and the strategic rationale for the transaction remained strong, and with the financing for the deal already committed, we believed there was still a high likelihood of reaching a successful conclusion. The volatility in the deal spread allowed us to increase our position at favorable rates of return. The portfolio benefited from a tightening in the deal spread as the market rallied in April and May, casino operator share prices began to recover, and the deal progressed through the regulatory approval process – providing confidence to investors that the transaction was increasingly likely to close. We anticipate the deal will close in mid-2020 after the receipt of all required regulatory approvals.

The second-best performer was our position in AbbVie's merger with Allergan. In June 2019, pharmaceutical companies Allergan and AbbVie announced their intent to merge. The terms of

Annual Report | May 31, 2020

Arbitrage Fund  Manager Commentary (continued)

May 31, 2020 (Unaudited)

the deal call for AbbVie to pay $85.0 billion in cash and stock to acquire Allergan. We had developed a high degree of conviction in this transaction and built a core position in the deal coming into 2020. Based on the deal timeline, our initial expectation for completion was in early 2020. The deal spread widened amidst the extreme market volatility of Q1, and the widespread quarantining stemming from the global coronavirus pandemic led to slight delays in the regulatory approval process. This provided us an opportunity to increase our position at very favorable rates of return as we did not believe any of these developments would derail the transaction, and we were rewarded when the deal closed successfully in May.

Conversely, the top detractor in the portfolio for the period was our position in Illumina's attempted acquisition of Pacific Biosciences. In November 2018, Illumina – a US developer of tools for DNA sequencing and analysis – agreed to acquire Pacific Biosciences – a US DNA sequencing technology firm – for $1.1 billion in cash. The transaction encountered objections from multiple global regulators over the course of a long, fraught antitrust review process, primarily on a novel basis of potential competition – that is, despite limited overlap between the companies' businesses at the current time, it was feared Illumina was trying to take out a nascent competitor before it could grow. Ultimately, the companies decided to terminate the transaction shortly into 2020 rather than fight the regulators in court. We maintained our exposure to Pacific Biosciences as we believed the company remained an attractive takeout candidate – indeed, the UK regulatory authority's investigation revealed Illumina believed no fewer than four of its major competitors were potential suitors of Pacific Biosciences. While this position detracted from returns amidst widespread market volatility in Q1 2020, we continue to believe Pacific Biosciences is likely to be acquired and we are monitoring the situation closely.

The Fund's second-worst performer was Simon Property Group's planned acquisition of Taubman Centers. In February 2020, Taubman Centers – a US-based real estate investment trust focused on shopping centers – agreed to be acquired by local peer Simon Property Group for $3.2 billion in cash. As the novel coronavirus pandemic spread and malls shuttered or saw their traffic plummet amidst mass quarantines, investors began to fear Simon Property may attempt to abandon the transaction and Taubman shares plummeted as much as 24% from their peak during the quarter. We maintained our exposure to the deal as we believe the definitive merger agreement in this transaction is one of the strongest contracts in our space today, and we believe Simon has very few – if any – avenues to escape its obligation to complete the merger. In June, Simon filed to terminate the transaction, claiming Taubman has been disproportionately impacted by the pandemic and has breached its obligations under the merger agreement. Taubman in turn claimed Simon's termination is invalid and without merit, and the company believes Simon continues to be bound to the transaction in all respects. Our conviction in our position has not wavered, as we believe Taubman by far has the stronger case for several reasons. The merger agreement carves out pandemics as reasons by which a material adverse change (MAC) may be claimed. Furthermore, Taubman's obligations under the agreement only call for the company to exercise "commercially reasonable" efforts in conducting its ordinary course of business. There are no financing contingencies on this deal, and it is being funded solely from Simon's balance sheet. We have reviewed Simon's court filing, which we believe makes what are at best dubious claims to support the company's argument for termination (even more so as malls reopen and foot traffic resumes). Lastly, the case was filed in Michigan, where Taubman is both domiciled and headquartered. In our experience through similar court cases and appraisal rights processes, a "home court" advantage in such proceedings is very much a real thing. Taubman is a highly strategic asset for Simon, and there is a chance the lawsuit is simply an attempt by Simon to convince Taubman to agree to a cut in deal terms to avoid lengthy, costly litigation – but if the

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Manager Commentary (continued)

May 31, 2020 (Unaudited)

case does go to trial, we are confident that Taubman can emerge victorious and require Simon to complete the deal on its original terms.

Glossary

Commercially Reasonable Efforts: A legal concept with varying definitions in different jurisdictions, but generally understood to mean acting reasonably and not against one's own interests (a level below "best efforts").

Deal Spread: The difference between the price at which a target company's shares currently trade and the price an acquiring company has agreed to pay

Annual Report | May 31, 2020

Arbitrage Fund  Portfolio Information

May 31, 2020 (Unaudited)

Performance (annualized returns as of May 31, 2020)

	One Year	Five Year	Ten Year	Since Inception*
Arbitrage Fund, Class R	3.07%	2.25%	2.30%	3.91%
Arbitrage Fund, Class I	3.27%	2.51%	2.55%	3.03%
Arbitrage Fund, Class C**	2.24%	1.48%	N/A	1.25%
Arbitrage Fund, Class A***	3.00%	2.24%	N/A	2.24%
ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index****	1.84%	1.19%	0.64%	1.62%
S&P 500® Index	12.84%	9.86%	13.15%	5.85%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R inception: 9/18/00; Class I inception: 10/17/03; Class C inception: 6/1/12; Class A inception: 6/1/13. The "Since Inception" returns for securities indices are for the inception date of Class R shares.

** Class C shares are subject to a 1.00% contingent deferred sales charge on all purchases redeemed within 12 months of purchase.

*** Class A shares are subject to a maximum front-end sales load of 2.75% on purchases up to $250,000. The shares are also subject to a deferred sales charge of up to 1.00% on purchases of $250,000 or more purchased without a front-end sales charge and redeemed within 18 months of purchase.

**** Merger arbitrage and event-driven investing are market neutral investment strategies, which typically exhibit low betas and low correlations to broad equity and credit market indices. As such, the adviser has determined that a more appropriate benchmark for Arbitrage Fund is a measure of the risk-free rate, in this case the ICE Bank of America (BofA) Merrill Lynch U.S. 3-Month Treasury Bill Index.

The Total Annual Fund Operating Expenses for Class R, Class I, Class C and Class A are 1.99%, 1.74%, 2.74% and 1.99%, respectively. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

The S&P 500® Index is an unmanaged index consisting of 500 stocks.

An investor may not invest directly in an index.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio Information (continued)

May 31, 2020 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of the Arbitrage Fund's investments (including short sales and excluding derivatives) as of the report date.

* Concentration Risk: The Fund may invest a large proportion of the Fund's assets in securities of issuers in a single sector over a given time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Annual Report | May 31, 2020

Arbitrage Fund  Portfolio of Investments

May 31, 2020

	Shares	Value
COMMON STOCKS - 66.60%
Auto Parts & Equipment - 1.23%
Delphi Technologies Plc(a)	1,321,984	$17,027,154
Banks - 1.33%
IBERIABANK Corp.	432,845	18,356,956
Biotechnology - 1.40%
Pacific Biosciences of California, Inc.(a)(b)	2,841,492	10,002,052
Stemline Therapeutics, Inc.(a)	779,725	9,263,133
		19,265,185
Computers & Computer Services - 0.43%
Ingenico Group SA	42,904	5,915,100
Distribution/Wholesale - 4.43%
Anixter International, Inc.(a)	638,341	61,095,617
Diversified Financial Services - 14.10%
Bolsas y Mercados Espanoles SHMSF SA	653,721	23,888,834
E*TRADE Financial Corp.(b)	1,222,072	55,653,159
Legg Mason, Inc.(b)	1,074,711	53,552,849
TD Ameritrade Holding Corp.(b)	1,649,558	61,479,027
		194,573,869
Electrical Components & Equipment - 0.70%
OSRAM Licht AG(a)	214,289	9,657,586
Electronics - 5.75%
Isra Vision AG	142,190	7,891,903
KEMET Corp.(b)	2,051,583	55,454,288
Tech Data Corp.(a)	117,778	16,046,075
		79,392,266
Entertainment - 0.72%
Flutter Entertainment Plc(a)	78,425	9,956,662
Healthcare - Products - 4.76%
QIAGEN N.V.(a)	327,727	14,300,722
Wright Medical Group N.V.(a)	1,737,101	51,331,334
		65,632,056
Insurance - 2.81%
TOWER Ltd.(a)	9,485,696	3,591,831
Willis Towers Watson Plc	173,364	35,175,556
		38,767,387
Internet - 0.25%
Meet Group, Inc.(a)	566,523	3,501,112

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2020

	Shares	Value
COMMON STOCKS - 66.60% (Continued)
Lodging - 5.34%
Caesars Entertainment Corp.(a)(b)	6,476,350	$73,765,626
Pharmaceuticals - 1.29%
Portola Pharmaceuticals, Inc.(a)	987,904	17,732,877
Real Estate Investment Trusts - 2.71%
Front Yard Residential Corp.	366,925	2,751,938
Taubman Centers, Inc.	839,174	34,691,453
		37,443,391
Retail - 5.96%
Tiffany & Co.(b)	641,915	82,248,569
Semiconductors - 2.14%
Adesto Technologies Corp.(a)	609,153	7,352,477
AVX Corp.(a)(c)	1,022,500	22,239,375
		29,591,852
Software - 4.39%
Instructure, Inc.(a)(c)	249,706	12,235,594
MINDBODY, Inc., Class A(a)(c)	843,793	30,798,444
Onemarket Ltd.(a)(c)	111,800	72,285
RIB Software SE(a)	542,175	17,453,406
		60,559,729
Telecommunications - 6.86%
Cincinnati Bell, Inc.(a)	701,576	10,334,215
Gilat Satellite Networks Ltd.(a)	600,640	5,021,350
LogMeIn, Inc.	934,820	79,366,218
		94,721,783
TOTAL COMMON STOCKS (Cost $931,572,475)		919,204,777
RIGHTS - 0.06%
Elanco Animal Health, Inc. CVR(c)	1,124,589	—
Media General, Inc. CVR(c)	613,589	—
NewStar Financial, Inc. CVR(c)	1,514,945	840,340
TOTAL RIGHTS (Cost $394,097)		840,340

See Notes to Financial Statements.

Annual Report | May 31, 2020

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2020

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 0.73%
Entertainment - 0.73%
Stars Group Holdings B.V. / Stars Group US Co-Borrower LLC(d)	07/15/2026	7.000%	$9,542,000	$10,114,520
TOTAL CORPORATE BONDS (Cost $10,289,641)				10,114,520

	Shares	Value
MUTUAL FUNDS - 4.80%
Water Island Diversified Event-Driven Fund, Class I(e)	6,589,384	$66,223,311
TOTAL MUTUAL FUNDS (Cost $60,459,409)		66,223,311

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 19.05%
Money Market Funds
Morgan Stanley Institutional Liquidity Fund Government Portfolio, Institutional Class	0.094	%(f)	131,427,234	$131,427,234
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.249	%(f)	131,427,234	131,427,234
				262,854,468
TOTAL SHORT-TERM INVESTMENTS (Cost $262,854,468)				262,854,468
Total Investments - 91.24% (Cost $1,265,570,090)				1,259,237,416
Other Assets in Excess of Liabilities - 8.76%(g)				120,938,282
NET ASSETS - 100.00%				$1,380,175,698

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Security, or a portion of security, is being held as collateral for short sales or forward foreign currency exchange contracts. At May 31, 2020, the aggregate fair market value of those securities was $156,327,060, representing 11.33% of net assets.

(c)  Security fair valued using significant unobservable inputs and classified as a Level 3 security. As of May 31, 2020, the total fair market value of these securities was $66,186,038, representing 4.80% of net assets.

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2020, these securities had a total value of $10,114,520 or 0.73% of net assets.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2020

(e)  Affiliated investment.

(f)  Rate shown is the 7-day effective yield as of May 31, 2020.

(g)  Includes cash held as collateral for short sales and written option contracts.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (7.34%)
Banks - (2.96%)
First Horizon National Corp.	(1,984,490)	$(18,554,982)
Morgan Stanley	(505,806)	(22,356,625)
		(40,911,607)
Distribution/Wholesale - (0.19%)
WESCO International, Inc.	(78,961)	(2,629,401)
Electronics - (0.07%)
Comtech Telecommunications Corp.	(50,603)	(901,240)
Entertainment - (2.22%)
Eldorado Resorts, Inc.	(582,224)	(20,645,663)
Flutter Entertainment Plc	(78,427)	(9,956,891)
		(30,602,554)
Environmental Control - (0.72%)
Advanced Disposal Services, Inc.	(317,259)	(9,892,136)
Insurance - (0.75%)
Aon Plc, Class A	(52,632)	(10,365,872)
Real Estate Investment Trusts - (0.07%)
American Homes 4 Rent, Class A	(17,991)	(454,093)
Invitation Homes, Inc.	(18,860)	(496,018)
		(950,111)
Software - (0.36%)
Worldline SA	(67,421)	(5,023,308)
TOTAL COMMON STOCKS (Proceeds $93,554,854)		(101,276,229)
EXCHANGE-TRADED FUNDS - (0.12%)
Equity Funds - (0.12%)
Consumer Discretionary Select Sector SPDR® Fund	(4,835)	(600,459)
iShares Russell Mid-Cap Growth ETF	(1,402)	(216,777)
iShares U.S. Real Estate ETF	(6,256)	(484,339)
VanEck Vectors Semiconductor ETF	(2,735)	(385,717)
		(1,687,292)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $1,546,604)		(1,687,292)
TOTAL SECURITIES SOLD SHORT (Proceeds $95,101,458)		$(102,963,521)

See Notes to Financial Statements.

Annual Report | May 31, 2020

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2020

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount	Unrealized Appreciation
Goldman Sachs & Co./ Monthly	DP World Plc	Paid 1 Month+ 2BD- LIBOR plus 95 bps (1.121%)	02/24/2021	$—	$—	$—	$(3,226,462)	$—
Goldman Sachs & Co./ Monthly	Morgan Stanley	Received 1 Month LIBOR Minus 40 bps (-0.070%)	04/30/2021	—	—	—	33,998,065	—
Morgan Stanley & Co./ Monthly	Aon Plc	Received 1 Month- Federal Rate Minus 40 bps (-0.350%)	08/12/2021	—	—	—	26,509,667	—
Morgan Stanley & Co./ Monthly	Borgwarner, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.350%)	08/12/2021	—	—	—	18,326,690	—
Morgan Stanley & Co./ Monthly	Charles Schwab Corp.	Received 1 Month- Federal Rate Minus 40 bps (-0.350%)	08/12/2021	—	—	—	64,197,420	—
						$—	$139,805,380	$—

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2020

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD	50,164,900	USD	35,830,117	Goldman Sachs & Co.	06/15/2020	$604,658
EUR	20,860,800	USD	22,836,822	Goldman Sachs & Co.	06/15/2020	325,729
USD	67,014,234	EUR	59,511,800	Goldman Sachs & Co.	06/15/2020	935,985
GBP	11,143,600	USD	13,136,067	Goldman Sachs & Co.	06/15/2020	626,931
USD	21,464,337	GBP	17,010,600	Goldman Sachs & Co.	06/15/2020	455,251
NZD	3,225,100	USD	1,926,232	Goldman Sachs & Co.	06/15/2020	75,669
USD	59,020	NZD	94,900	Goldman Sachs & Co.	06/15/2020	113
USD	21,389,598	ZAR	361,211,200	Goldman Sachs & Co.	06/15/2020	838,276
ZAR	361,211,200	USD	20,359,200	Goldman Sachs & Co.	06/15/2020	192,122
						$4,054,734
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	68,651	AUD	108,400	Goldman Sachs & Co.	06/15/2020	$(3,604)
USD	35,998,773	CAD	50,164,900	Goldman Sachs & Co.	06/15/2020	(436,003)
EUR	681,800	USD	766,236	Goldman Sachs & Co.	06/15/2020	(9,207)
USD	31,250,792	EUR	28,682,200	Goldman Sachs & Co.	06/15/2020	(596,161)
GBP	5,867,000	USD	7,286,204	Goldman Sachs & Co.	06/15/2020	(40,116)
USD	5,450,731	NZD	8,916,500	Goldman Sachs & Co.	06/15/2020	(83,964)
						$(1,169,055)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
Netherlands	5.49%
United Kingdom	3.78%
Germany	2.53%
Spain	1.73%
Ireland	0.72%
France	0.43%
Israel	0.36%
New Zealand	0.26%
United States Virgin Islands	0.20%
Australia	0.01%
United States	75.73%
Other Assets in Excess of Liabilities	8.76%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AUD - Australian dollar

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

See Notes to Financial Statements.

Annual Report | May 31, 2020

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2020

CAD - Canadian dollar

CVR - Contingent Value Rights

ETF - Exchange-Traded Fund

EUR - Euro

GBP - British pound

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

Ltd. - Limited

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

NZD - New Zealand dollar

Plc - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States

SPDR - Standard & Poor's Depositary Receipt

USD - United States Dollar

ZAR - South African rand

The following table summarizes the Arbitrage Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2020:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Auto Parts & Equipment	$17,027,154	$—	$—	$17,027,154
Banks	18,356,956	—	—	18,356,956
Biotechnology	19,265,185	—	—	19,265,185
Computers & Computer Services	5,915,100	—	—	5,915,100
Distribution/Wholesale	61,095,617	—	—	61,095,617
Diversified Financial Services	194,573,869	—	—	194,573,869
Electrical Components & Equipment	9,657,586	—	—	9,657,586
Electronics	79,392,266	—	—	79,392,266
Entertainment	9,956,662	—	—	9,956,662
Healthcare - Products	65,632,056	—	—	65,632,056
Insurance	38,767,387	—	—	38,767,387
Internet	3,501,112	—	—	3,501,112
Lodging	73,765,626	—	—	73,765,626
Pharmaceuticals	17,732,877	—	—	17,732,877
Real Estate Investment Trusts	37,443,391	—	—	37,443,391
Retail	82,248,569	—	—	82,248,569
Semiconductors	7,352,477	—	22,239,375	29,591,852
Software	17,453,406	—	43,106,323	60,559,729
Telecommunications	94,721,783	—	—	94,721,783
Rights	—	—	840,340	840,340
Corporate Bonds**	—	10,114,520	—	10,114,520
Mutual Funds	66,223,311	—	—	66,223,311
Short-Term Investments	262,854,468	—	—	262,854,468
TOTAL	$1,182,936,858	$10,114,520	$66,186,038	$1,259,237,416

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2020

Other Financial Instruments***	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Exchange Contracts	$—	$4,054,734	$—	$4,054,734
Equity Swaps	0	—	—	0
Liabilities
Common Stocks**	(101,276,229)	—	—	(101,276,229)
Exchange-Traded Funds	(1,687,292)	—	—	(1,687,292)
Forward Foreign Currency Exchange Contracts	—	(1,169,055)	—	(1,169,055)
TOTAL	$(102,963,521)	$2,885,679	$—	$(100,077,842)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2020:

Investments in Securities	Balance as of May 31, 2019	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2020	Net change in Unrealized (Depreciation) included in the Statement of Operations attributable to Level 3 investments held at May 31, 2020
Common Stocks	$33,540,061	$140,664	$1,339,574	$87,939,061	$(57,675,319)	$61,657	$—	$65,345,698	$383,962
Rights	1,125,511	(83,154)	(16,914)	—	(185,103)	—	—	840,340	78,020
Total	$34,665,572	$57,510	$1,322,660	$87,939,061	$(57,860,422)	$61,657	$—	$66,186,038	$461,982

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2020:

Investments in Securities	Fair Value at May 31, 2020	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Common Stocks	$65,345,698	Deal Value, Last Trade	Final determination on Dissent, Final Liquidation Value	$21.75-$49, .97 AUD	$33.78
Rights	$840,340	Discounted, probability adjusted value	Discount Rate, Probability	10%, 90%	45%

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Diversified Event-Driven Fund  Manager Commentary

May 31, 2020 (Unaudited)

Water Island Diversified Event-Driven Fund (formerly known as Arbitrage Event-Driven) |

Tickers: AEDNX, AEDFX, AEFCX, AGEAX

The Fund's Goal and Main Investments

The Fund seeks to provide capital growth by investing in credit and equity securities involved in specific corporate events, with a focus on low volatility and low correlation relative to the broader capital markets.

Investment Strategy

The Fund's investment process follows a disciplined, fundamental approach that values risk mitigation while identifying compelling risk/reward opportunities available to us as we screen catalyst-driven corporate events, such as mergers and acquisitions, restructurings, refinancings, recapitalizations, spin-offs, litigation, regulatory changes, and bankruptcy. We analyze these events through three core approaches: merger arbitrage, equity special situations, and credit opportunities. We seek to generate investment returns that have low volatility and low correlation compared to the broader capital markets. We do not manage against any particular benchmark and believe that capital preservation in difficult markets is as important as generating positive returns within our low correlated, low volatility event-driven investment strategy. This process and approach have been an integral part of the culture at Water Island Capital since the firm's inception.

Fiscal Year Highlights

Water Island Diversified Event-Driven (AEDNX) returned 5.83% for the fiscal year ending May 31, 2020. Both hard and soft catalysts investments contributed to returns overall, as did all three sub-strategies – merger arbitrage, credit opportunities, and equity special situations. Returns were driven predominantly by the Americas region, though both the European and Asia Pacific regions contributed slightly as well. The Fund's top-performing sectors were consumer discretionary and information technology. The only sector to detract from returns was real estate.

The Fund's top performing deal for the period was our merger arbitrage position in the acquisition of Caesars Entertainment by Eldorado Resorts. In June 2019, Eldorado Resorts – a US-based holding company for casino hotels – agreed to acquire Caesars Entertainment – a local peer – for $10.0 billion in cash and stock. During Q1 2020, casinos across the nation were forced to shutter due to the novel coronavirus outbreak, causing the share prices of casino operators to plummet. This led many investors to question the desire of Caesars and Eldorado to consummate their transaction, sending the deal spread wider. In our analysis, the merger agreement and the strategic rationale for the transaction remained strong, and with the financing for the deal already committed, we believed there was still a high likelihood of reaching a successful conclusion. The volatility in the deal spread allowed us to increase our position at favorable rates of return. The portfolio benefited from a tightening in the deal spread as the market rallied in April and May, casino operator share prices began to recover, and the deal progressed through the regulatory approval process – providing confidence to investors that the transaction was increasingly likely to close. We anticipate the deal will close in mid-2020 after the receipt of all required regulatory approvals.

The second-best performer was our merger arbitrage position in the AbbVie-Allergan tie-up. In June 2019, pharmaceutical companies Allergan and AbbVie announced their intent to merge. The terms of the deal call for AbbVie to pay $85.0 billion in cash and stock to acquire Allergan. We had developed a high degree of conviction in this transaction and built a core position in the deal coming into 2020. Based on the deal timeline, our initial expectation for completion was in early 2020. The deal spread widened amidst the extreme market volatility of Q1, and the widespread

www.arbitragefunds.com | 1-800-295-4485

Water Island Diversified Event-Driven Fund  Manager Commentary (continued)

May 31, 2020 (Unaudited)

quarantining stemming from the global coronavirus pandemic led to slight delays in the regulatory approval process. This provided us an opportunity to increase our position at very favorable rates of return as we did not believe any of these developments would derail the transaction, and we were rewarded when the deal closed successfully in May.

Conversely, the top detractor in the portfolio for the period was our merger arbitrage position in Illumina's attempted acquisition of Pacific Biosciences. In November 2018, Illumina – a US developer of tools for DNA sequencing and analysis – agreed to acquire Pacific Biosciences – a US DNA sequencing technology firm – for $1.1 billion in cash. The transaction encountered objections from multiple global regulators over the course of a long, fraught antitrust review process, primarily on a novel basis of potential competition – that is, despite limited overlap between the companies' businesses at the current time, it was feared Illumina was trying to take out a nascent competitor before it could grow. Ultimately, the companies decided to terminate the transaction shortly into 2020 rather than fight the regulators in court. We maintained our exposure to Pacific Biosciences as we believed the company remained an attractive takeout candidate – indeed, the UK regulatory authority's investigation revealed Illumina believed no fewer than four of its major competitors were potential suitors of Pacific Biosciences. While this position detracted from returns amidst widespread market volatility in Q1 2020, we continue to believe Pacific Biosciences is likely to be acquired and we are monitoring the situation closely.

The Fund's second-worst performer was our merger arbitrage position in Simon Property Group's planned acquisition of Taubman Centers. In February 2020, Taubman Centers – a US-based real estate investment trust focused on shopping centers – agreed to be acquired by local peer Simon Property Group for $3.2 billion in cash. As the novel coronavirus pandemic spread and malls shuttered or saw their traffic plummet amidst mass quarantines, investors began to fear Simon Property may attempt to abandon the transaction and Taubman shares plummeted as much as 24% from their peak during the quarter. We maintained our exposure to the deal as we believe the definitive merger agreement in this transaction is one of the strongest contracts in our space today, and we believe Simon has very few – if any – avenues to escape its obligation to complete the merger. In June, Simon filed to terminate the transaction, claiming Taubman has been disproportionately impacted by the pandemic and has breached its obligations under the merger agreement. Taubman in turn claimed Simon's termination is invalid and without merit, and the company believes Simon continues to be bound to the transaction in all respects. Our conviction in our position has not wavered, as we believe Taubman by far has the stronger case for several reasons. The merger agreement carves out pandemics as reasons by which a material adverse change (MAC) may be claimed. Furthermore, Taubman's obligations under the agreement only call for the company to exercise "commercially reasonable" efforts in conducting its ordinary course of business. There are no financing contingencies on this deal, and it is being funded solely from Simon's balance sheet. We have reviewed Simon's court filing, which we believe makes what are at best dubious claims to support the company's argument for termination (even more so as malls reopen and foot traffic resumes). Lastly, the case was filed in Michigan, where Taubman is both domiciled and headquartered. In our experience through similar court cases and appraisal rights processes, a "home court" advantage in such proceedings is very much a real thing. Taubman is a highly strategic asset for Simon, and there is a chance the lawsuit is simply an attempt by Simon to convince Taubman to agree to a cut in deal terms to avoid lengthy, costly litigation – but if the case does go to trial, we are confident that Taubman can emerge victorious and require Simon to complete the deal on its original terms.

Annual Report | May 31, 2020

Water Island Diversified Event-Driven Fund  Portfolio Information

May 31, 2020 (Unaudited)

Performance (annualized returns as of May 31, 2020)

	One Year	Five Year	Ten Year	Since Inception*
Water Island Diversified Event-Driven Fund, Class R	5.49%	1.35%	N/A	1.78%
Water Island Diversified Event-Driven Fund, Class I	5.83%	1.62%	N/A	2.03%
Water Island Diversified Event-Driven Fund, Class C**	4.74%	0.61%	N/A	0.78%
Water Island Diversified Event-Driven Fund, Class A***	5.62%	1.38%	N/A	1.33%
ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index****	1.84%	1.19%	N/A	0.65%
Bloomberg Barclays U.S. Aggregate Bond Index	9.42%	3.94%	N/A	3.63%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance, and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R and Class I inception: 10/1/10; Class C inception: 6/1/12; Class A inception: 6/1/13. The "Since Inception" returns for securities indices are for the inception date of Class R and Class I shares.

** Class C shares are subject to a 1.00% contingent deferred sales charge on all purchases redeemed within 12 months of purchase.

*** Class A shares are subject to a maximum front-end sales load of 3.25% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $250,000 purchased without a front-end sales charge and redeemed within 18 months of purchase.

**** Merger arbitrage and event-driven investing are market neutral investment strategies, which typically exhibit low betas and low correlations to broad equity and credit market indices. As such, the adviser has determined that a more appropriate benchmark for Water Island Diversified Event-Driven Fund is a measure of the risk-free rate, in this case the ICE Bank of America (BofA) Merrill Lynch U.S. 3-Month Treasury Bill Index.

The Total Annual Fund Operating Expenses for Class R, Class I, Class C and Class A are 2.62%, 2.37%, 3.37% and 2.62%, respectively. The Adviser has agreed to waive fees (not including the effects of interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses, taxes, or other extraordinary expenses) in excess of 1.69%, 1.44%, 2.44% and 1.69% for Class R, Class I, Class C and Class A, respectively, until at least September 30, 2021. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index of investment-grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

An investor may not invest directly in an index.

www.arbitragefunds.com | 1-800-295-4485

Water Island Diversified Event-Driven Fund  Portfolio Information (continued)

May 31, 2020 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of the Water Island Diversified Event-Driven Fund's investments (including short sales and excluding derivatives) as of the report date.

* Concentration Risk: The Fund may invest a large proportion of the Fund's assets in securities of issuers in a single sector over a given time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Annual Report | May 31, 2020

Water Island Diversified Event-Driven Fund  Portfolio of Investments

May 31, 2020

	Shares	Value
COMMON STOCKS - 69.08%
Auto Parts & Equipment - 2.27%
Delphi Technologies Plc(a)	189,750	$2,443,980
Biotechnology - 3.01%
Pacific Biosciences of California, Inc.(a)(b)	460,403	1,620,618
Stemline Therapeutics, Inc.(a)	135,912	1,614,635
		3,235,253
Computers & Computer Services - 0.45%
HP, Inc.	27,416	415,078
Perspecta, Inc.(b)	3,259	72,252
		487,330
Diversified Financial Services - 9.37%
Bolsas y Mercados Espanoles SHMSF SA	20,528	750,152
E*TRADE Financial Corp.	42,077	1,916,187
Legg Mason, Inc.	42,939	2,139,650
TD Ameritrade Holding Corp.(b)	141,195	5,262,338
		10,068,327
Electronics - 1.16%
Tech Data Corp.(a)	9,189	1,251,909
Energy - Alternate Sources - 0.28%
Championx Corp.(a)	33,175	300,897
Engineering & Construction - 0.14%
AECOM(a)(b)	3,912	151,668
Entertainment - 1.48%
Flutter Entertainment Plc(a)	12,548	1,593,122
Healthcare - Products - 6.57%
Wright Medical Group N.V.(a)	238,862	7,058,372
Healthcare - Services - 0.16%
Metlifecare Ltd.	64,168	166,897
Holding Companies-Diversified - 3.14%
CC Neuberger Principal Holdings(a)	46,018	468,923
Collier Creek Holdings, Class A(a)	43,259	463,737
Foley Trasimene Acquisition Corp.(a)	27,234	279,149
Fortress Value Acquisition Corp.(a)	35,134	351,691
GigCapital3, Inc.(a)	54,696	543,678
Graf Industrial Corp.(a)	32,802	340,813
Live Oak Acquisition Corp.(a)	53,988	531,242
Sustainable Opportunities Acquisition Corp.(a)	40,491	400,861
		3,380,094

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Diversified Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2020

	Shares	Value
COMMON STOCKS - 69.08% (Continued)
Insurance - 2.55%
Willis Towers Watson Plc	13,529	$2,745,034
Internet - 1.91%
Grubhub, Inc.(a)	5,689	322,794
IAC/interactivecorp(a)	4,086	1,104,732
Meet Group, Inc.(a)	101,981	630,242
		2,057,768
Lodging - 8.93%
Caesars Entertainment Corp.(a)(b)	842,715	9,598,524
Media - 0.41%
Madison Square Garden Entertainment Corp.(a)(b)	5,515	436,954
Pharmaceuticals - 2.15%
Paratek Pharmaceuticals, Inc.(a)(b)	52,781	234,348
Portola Pharmaceuticals, Inc.(a)(b)	115,593	2,074,894
		2,309,242
Real Estate Investment Trusts - 4.11%
Front Yard Residential Corp.	28,550	214,125
Taubman Centers, Inc.(b)	101,628	4,201,302
		4,415,427
Retail - 6.30%
Tiffany & Co.(b)	52,854	6,772,183
Software - 4.12%
Instructure, Inc.(a)(c)	19,650	962,850
MINDBODY, Inc., Class A(a)(c)	48,463	1,768,899
RIB Software SE(a)	52,532	1,691,082
		4,422,831
Telecommunications - 10.57%
Cincinnati Bell, Inc.(a)(d)	109,283	1,609,739
Gilat Satellite Networks Ltd.(a)	140,004	1,170,433
LogMeIn, Inc.	101,029	8,577,362
		11,357,534
TOTAL COMMON STOCKS (Cost $73,892,218)		74,253,346

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Diversified Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2020

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 6.97%
Commercial Services - 2.10%
Nielsen Co. Luxembourg SARL (The)(b)(e)	10/01/2021	5.500%	$1,611,000	$1,613,014
Refinitiv US Holdings, Inc.(e)	05/15/2026	6.250%	608,000	649,040
				2,262,054
Entertainment - 1.56%
Stars Group Holdings B.V. / Stars Group US Co-Borrower LLC(e)	07/15/2026	7.000%	1,585,000	1,680,100
Household Products - 0.83%
Avon International Operations, Inc.(b)(e)	08/15/2022	7.875%	892,000	888,673
Oil & Gas - 0.29%
Northern Oil and Gas, Inc., (8.50% Cash + 1.00% PIK)	05/15/2023	8.500%	366,000	307,440
Storage/Warehousing - 0.94%
Mobile Mini, Inc.(b)	07/01/2024	5.875%	986,000	1,010,650
Telecommunications - 1.25%
Cincinnati Bell, Inc.(e)	07/15/2024	7.000%	1,305,000	1,344,150
TOTAL CORPORATE BONDS (Cost $7,617,322)				7,493,067
CONVERTIBLE CORPORATE BONDS - 2.08%
Pharmaceuticals - 1.34%
Dermira, Inc.(b)	05/15/2022	3.000%	1,430,000	1,444,300
Semiconductors - 0.74%
Adesto Technologies Corp.(b)(e)	09/15/2024	4.250%	674,000	790,559
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $2,249,469)				2,234,859

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Diversified Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2020

	Shares	Value
WARRANTS - 0.02%
Investment Company Security - 0.02%
Graf Industrial Corp., Exercise Price $11.50, Expires 12/31/2025(a)	42,707	$21,353
Telecommunications - 0.00%(f)
Avaya Holdings Corp., Exercise Price $25.55, Expires 12/15/2022(a)	5,548	2,164
TOTAL WARRANTS (Cost $19,482)		23,517

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(a) - 0.01%
Call Option Purchased - 0.01%
Cincinnati Bell, Inc.	08/2020	$12.50	$82,488	56	$7,840
TOTAL CALL OPTIONS PURCHASED (Cost $1,104)					7,840
TOTAL PURCHASED OPTIONS (Cost $1,104)					7,840

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 16.91%
Money Market Funds
Morgan Stanley Institutional Liquidity Fund Government Portfolio, Institutional Class	0.094	%(g)	9,085,428	$9,085,428
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.249	%(g)	9,085,428	9,085,428
				18,170,856
TOTAL SHORT-TERM INVESTMENTS (Cost $18,170,856)				18,170,856
Total Investments - 95.07% (Cost $101,950,451)				102,183,485
Other Assets in Excess of Liabilities - 4.93%(h)				5,295,924
NET ASSETS - 100.00%				$107,479,409

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Security, or a portion of security, is being held as collateral for short sales or forward foreign currency exchange contracts. At May 31, 2020, the aggregate fair market value of those securities was $29,539,966, representing 27.48% of net assets.

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Diversified Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2020

(c)  Security fair valued using significant unobservable inputs and classified as a Level 3 security. As of May 31, 2020, the total fair market value of these securities was $2,731,749, representing 2.54% of net assets.

(d)  Underlying security for a written/purchased call/put option.

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2020, these securities had a total value of $6,965,536 or 6.48% of net assets.

(f)  Less than 0.005% of net assets.

(g)  Rate shown is the 7-day effective yield as of May 31, 2020.

(h)  Includes cash held as collateral for short sales and written option contracts.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (11.19%)
Banks - (1.81%)
Morgan Stanley	(43,901)	$(1,940,424)
Commercial Services - (0.01%)
Booz Allen Hamilton Holding Corp., Class A	(170)	(13,559)
Computers & Computer Services - (0.20%)
CACI International, Inc., Class A	(48)	(12,037)
Hewlett Packard Enterprise Co.	(4,814)	(46,744)
International Business Machines Corp.	(518)	(64,698)
Science Applications International Corp.	(141)	(12,414)
Seagate Technology Plc	(1,565)	(83,008)
		(218,901)
Electronics - (0.19%)
Comtech Telecommunications Corp.	(11,737)	(209,036)
Engineering & Construction - (0.11%)
Jacobs Engineering Group, Inc.	(464)	(38,986)
Stantec, Inc.	(1,472)	(44,263)
WSP Global, Inc.	(611)	(39,433)
		(122,682)
Entertainment - (3.36%)
Eldorado Resorts, Inc.	(56,802)	(2,014,199)
Flutter Entertainment Plc	(12,549)	(1,593,238)
		(3,607,437)
Environmental Control - (0.75%)
Advanced Disposal Services, Inc.	(24,685)	(769,678)
Tetra Tech, Inc.	(492)	(38,819)
		(808,497)
Insurance - (2.68%)
Aon Plc, Class A	(14,611)	(2,877,637)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Diversified Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2020

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (11.19%) (Continued)
Internet - (1.33%)
ANGI Homeservices, Inc., Class A	(15,200)	$(164,920)
Match Group, Inc.	(9,729)	(866,270)
Uber Technologies, Inc.	(10,951)	(397,741)
		(1,428,931)
Real Estate Investment Trusts - (0.07%)
American Homes 4 Rent, Class A	(1,400)	(35,336)
Invitation Homes, Inc.	(1,467)	(38,582)
		(73,918)
Semiconductors - (0.44%)
Adesto Technologies Corp.	(38,931)	(469,897)
Telecommunications - (0.24%)
Cincinnati Bell, Inc.	(17,617)	(259,498)
TOTAL COMMON STOCKS (Proceeds $10,710,822)		(12,030,417)
EXCHANGE-TRADED FUNDS - (0.42%)
Equity Funds - (0.42%)
Consumer Discretionary Select Sector SPDR® Fund	(404)	(50,173)
iShares Russell Mid-Cap Growth ETF	(175)	(27,058)
iShares U.S. Real Estate ETF	(754)	(58,375)
VanEck Vectors Oil Services ETF	(2,422)	(287,637)
VanEck Vectors Semiconductor ETF	(213)	(30,039)
		(453,282)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $436,601)		(453,282)
TOTAL SECURITIES SOLD SHORT (Proceeds $11,147,423)		$(12,483,699)

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Diversified Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2020

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount	Unrealized Appreciation
Morgan Stanley & Co./ Monthly	Borgwarner, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.350%)	08/19/2021	$—	$—	$—	$2,630,674	$—
Morgan Stanley & Co./ Monthly	Charles Schwab Corp.	Received 1 Month- Federal Rate Minus 40 bps (-0.350%)	08/19/2021	—	—	—	5,494,697	—
						$—	$8,125,371	$—

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD	5,965,300	USD	4,255,168	Goldman Sachs & Co.	06/15/2020	$77,432
EUR	1,529,300	USD	1,667,668	Goldman Sachs & Co.	06/15/2020	30,373
USD	3,552,692	EUR	3,156,800	Goldman Sachs & Co.	06/15/2020	47,575
GBP	927,500	USD	1,099,208	Goldman Sachs & Co.	06/15/2020	46,308
USD	1,170,339	GBP	927,500	Goldman Sachs & Co.	06/15/2020	24,822
NZD	44,300	USD	26,848	Goldman Sachs & Co.	06/15/2020	650
						$227,160
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	4,219,365	CAD	5,910,800	Goldman Sachs & Co.	06/15/2020	$(73,652)
USD	628,270	EUR	572,900	Goldman Sachs & Co.	06/15/2020	(7,843)
USD	190,290	NZD	313,200	Goldman Sachs & Co.	06/15/2020	(4,119)
						$(85,614)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Diversified Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2020

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
Netherlands	8.13%
United Kingdom	4.82%
Germany	1.57%
Luxembourg	1.50%
Ireland	1.48%
Israel	1.09%
Spain	0.70%
United States Virgin Islands	0.20%
New Zealand	0.16%
United States	75.42%
Other Assets in Excess of Liabilities	4.93%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

CAD - Canadian dollar

ETF - Exchange-Traded Fund

EUR - Euro

GBP - British pound

LLC - Limited Liability Company

Ltd. - Limited

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

NZD - New Zealand dollar

PIK - Payment-in-kind

Plc - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company.

SARL - Société Anonyme à Responsabilité Limitée is the French term for limited liability company.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States

SPDR - Standard & Poor's Depositary Receipt

USD - United States Dollar

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Diversified Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2020

The following table summarizes the Water Island Diversified Event-Driven Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2020:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Auto Parts & Equipment	$2,443,980	$—	$—	$2,443,980
Biotechnology	3,235,253	—	—	3,235,253
Computers & Computer Services	487,330	—	—	487,330
Diversified Financial Services	10,068,327	—	—	10,068,327
Electronics	1,251,909	—	—	1,251,909
Energy - Alternate Sources	300,897	—	—	300,897
Engineering & Construction	151,668	—	—	151,668
Entertainment	1,593,122	—	—	1,593,122
Healthcare - Products	7,058,372	—	—	7,058,372
Healthcare - Services	166,897	—	—	166,897
Holding Companies-Diversified	3,380,094	—	—	3,380,094
Insurance	2,745,034	—	—	2,745,034
Internet	2,057,768	—	—	2,057,768
Lodging	9,598,524	—	—	9,598,524
Media	436,954	—	—	436,954
Pharmaceuticals	2,309,242	—	—	2,309,242
Real Estate Investment Trusts	4,415,427	—	—	4,415,427
Retail	6,772,183	—	—	6,772,183
Software	1,691,082	—	2,731,749	4,422,831
Telecommunications	11,357,534	—	—	11,357,534
Corporate Bonds**	—	7,493,067	—	7,493,067
Convertible Corporate Bonds**	—	2,234,859	—	2,234,859
Warrants	21,353	2,164	—	23,517
Purchased Options	7,840	—	—	7,840
Short-Term Investments	18,170,856	—	—	18,170,856
TOTAL	$89,721,646	$9,730,090	$2,731,749	$102,183,485
Other Financial Instruments***
Assets
Forward Foreign Currency Exchange Contracts	$—	$227,160	$—	$227,160
Equity Swaps	0	—	—	0
Liabilities
Common Stocks**	(12,030,417)	—	—	(12,030,417)
Exchange-Traded Funds	(453,282)	—	—	(453,282)
Forward Foreign Currency Exchange Contracts	—	(85,614)	—	(85,614)
TOTAL	$(12,483,699)	$141,546	$—	$(12,342,153)

*  Refer to footnote 2 where leveling hierarchy is defined.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Diversified Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2020

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2020:

Investments in Securities	Balance as of May 31, 2019	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2020	Net change in Unrealized (Depreciation) included in the Statement of Operations attributable to Level 3 investments held at May 31, 2020
Corporate Bonds	$0	$7	$—	$—	$(7)	$—	$—	$0	$—
Common Stock	1,768,900	30,085	17,532	6,300,528	(5,385,296)	—	—	2,731,749	17,532
Total	$1,768,900	$30,092	$17,532	$6,300,528	$(5,385,303)	$—	$—	$2,731,749	$17,532

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2020:

Investments in Securities	Fair Value at May 31, 2020	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Common Stocks	$2,731,749	Deal Value	Final determination on Dissent	$36.50-$49	$40.91

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Credit Opportunities Fund  Manager Commentary

May 31, 2020 (Unaudited)

Water Island Credit Opportunities Fund | Tickers: ACFIX, ARCFX, ARCCX, AGCAX

The Fund's Goal and Main Investments

The Fund seeks to provide current income and capital growth by focusing on company-specific catalysts and events in order to generate returns that are more correlated to the outcomes and timelines of those events, rather than on overall market direction or changes in interest rates.

Investment Strategy

The Fund employs a fundamentally driven investment approach. The investment team screens catalyst-driven investments such as mergers, acquisitions, asset sales, spin-offs, refinancings, recapitalizations, corporate reorganizations, litigation, and regulatory changes. From this universe the team selects investments based on factors such as risk/reward profile, potential downside, and security liquidity. The team generates returns by holding outright long and short positions and by utilizing capital structure arbitrage, merger arbitrage, and convertible arbitrage techniques to exploit security mispricing or inefficiencies. This portfolio offers a pure-play credit implementation of Water Island Capital's broader event-driven style.

Fiscal Year Highlights

Water Island Credit Opportunities (ACFIX) returned 2.82% for the fiscal year ending May 31, 2020. The portfolio's returns were driven predominantly from the Americas, though the European region also contributed positively to performance. The Fund's top-performing sectors were information technology and communication services. The only sector that detracted from returns over the period was energy.

The Fund's top contributor for the period was our position in broad credit market hedges. From time to time, in addition to various issuer-specific hedges, we may choose to implement broader market hedges in the portfolio. The intent of these hedges is to reduce directional exposure and market risk while providing the portfolio with lower volatility and smaller drawdowns. Amidst the extreme volatility during Q1 2020, these hedges served their intended purpose and generated gains for the Fund. The top event contributor was our position in Boeing bonds. Boeing is one of the world's most powerful aerospace and defense companies. Over the past year, the company has faced some of the most serious challenges in its history. Following the grounding of the 737 Max due to software and avionics issues, combined with the significant impact of the COVID-19 pandemic on the company's airline customers, Boeing needed to raise short-term liquidity to cover its global obligations and manufacturing infrastructure. In April 2020, the company raised $25 billion through various debt tranches which were brought to market at historically wide spreads. We purchased some of this debt as a medium-term investment which is predicated on Boeing eventually re-capturing a temporary loss of business as well as the re-launch of its 737 Max project following adequate testing.

The second-best performing event contributor was our position in Synaptics convertible bonds. Synaptics is a US-based developer of human user interface hardware and software such as trackpads and biometrics. We initiated a long/short position with a long convertible bond hedged with a short equity position which reflected our expectation of higher volatility with the company having refocused its operations and strategy following a spurned takeover offer in 2018. During April and May of 2020, the bonds increased in value after the market's March sell-off, and as convertible investors began to appreciate the positive risk/reward in these bonds.

Conversely, the Fund's top detractor for the fiscal year was our position in QEP Resources bonds. QEP Resources is a natural gas and oil exploration company located in the Permian and Williston Basins. Since the inception of this position, our focus has been on the front-end of QEP's maturity

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Manager Commentary (continued)

May 31, 2020 (Unaudited)

curve and the company's efforts to de-lever its balance sheet through asset sales and operational changes. During Q1 2020, QEP bonds sold off with nearly the entire energy sector due to dramatic supply and demand imbalances which were brought about by global production issues and the COVID-19 pandemic. While the position was the fund's largest detractor for the fiscal year, we added to our position during April and May as we continued to believe that QEP had multiple ways to redeem its 2021 bonds. In short course, we were rewarded for our conviction. On QEP's most recent earnings call, management confirmed the company indeed intended to use all its resources to address its upcoming maturities. Bond prices moved significantly higher on the news and as of this writing the position is now a positive contributor to returns.

The Fund's second-largest detractor was our position in Triumph Group bonds. Triumph Group designs, manufactures, distributes, and repairs both commercial and military aircraft systems. Our investment focused on Triumph's 2022 notes as the company's new management restructures its businesses and leads de-levering efforts with the sale of its aero-structures division. During Q4 2019 and Q1 2020, Triumph's bond and stock prices dropped significantly due to Boeing's 737 MAX issues (for which Triumph serves as a supplier) and as the COVID-19 pandemic forced a temporary shut-down of the aero and aviation industry. Although our hedges offset some mark-to-market losses, the position overall detracted from returns during the period. During this time, management began to take aggressive steps to increase liquidity and to restructure operations to preserve cash and working capital. These actions were announced in late May which did result in a partial recovery in the company's bond prices.

Glossary

Convertible Bond: A type of bond that the holder can convert into a specified number of shares of common stock in the issuing company or cash of equal value.

Debt Tranche: A collection of debt securities that are separated and grouped by risk or other characteristics in order to be marketable to different investors.

Mark-to-Market: A measure of value using the most recently available market price.

Annual Report | May 31, 2020

Water Island Credit Opportunities Fund  Portfolio Information

May 31, 2020 (Unaudited)

Performance (annualized returns as of May 31, 2020)

	One Year	Five Year	Ten Year	Since Inception*
Water Island Credit Opportunities Fund, Class R	2.46%	2.17%	N/A	2.35%
Water Island Credit Opportunities Fund, Class I	2.82%	2.44%	N/A	2.59%
Water Island Credit Opportunities Fund, Class C**	1.70%	1.42%	N/A	1.62%
Water Island Credit Opportunities Fund, Class A***	2.56%	2.16%	N/A	2.22%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	9.42%	3.94%	N/A	3.22%
ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	1.84%	1.19%	N/A	0.80%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R, Class I and Class C inception: 10/1/12; Class A inception: 6/1/13. The "Since Inception" returns for securities indices are for the inception date of Class R, Class I and Class C shares.

** Class C shares are subject to a 1.00% contingent deferred sales charge on all purchases redeemed in 12 months of purchase.

*** Class A shares are subject to a maximum front-end sales load of 3.25% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $250,000 purchased without a front-end sales charge and redeemed within 18 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I, Class C and Class A are 2.11%, 1.86%, 2.86% and 2.11%, respectively. The Adviser has agreed to waive fees (not including the effects of interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses, taxes, or other extraordinary expenses) in excess of 1.23%, 0.98%, 1.98% and 1.23% for Class R, Class I, Class C and Class A, respectively, until at least September 30, 2021. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

The ICE Bank of America (BofA) Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

An investor may not invest directly in an index.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio Information (continued)

May 31, 2020 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of the Water Island Credit Opportunities Fund investments (including short sales and excluding derivatives) as of the report date.

* Concentration Risk: The Fund may invest a large proportion of the Fund's assets in securities of issuers in a single sector over a given time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Annual Report | May 31, 2020

Water Island Credit Opportunities Fund  Portfolio of Investments

May 31, 2020

	Shares	Value
COMMON STOCKS - 1.22%
Auto Parts & Equipment - 0.71%
BorgWarner, Inc.	13,395	$430,649
Entertainment - 0.51%
Eldorado Resorts, Inc.(a)	405	14,361
Flutter Entertainment Plc(a)	2,359	299,494
		313,855
TOTAL COMMON STOCKS (Cost $696,089)		744,504

	Maturity Date	Rate	Principal Amount	Value
BANK LOAN - 1.60%
Commercial Services - 1.60%
Refinitiv US Holdings, Inc., 2018 USD Term Loan B, Variable Rate, (1 mo. USD LIBOR plus 3.250%)	10/01/2025	3.424%	$994,962	$981,460
TOTAL BANK LOANS (Cost $1,000,640)				981,460
CORPORATE BONDS - 72.73%
Aerospace & Defense - 3.82%
Boeing Co. (The)	05/01/2050	5.805%	1,250,000	1,414,899
Triumph Group, Inc.(b)	06/01/2022	5.250%	1,135,000	928,396
				2,343,295
Auto Manufacturers - 4.42%
Navistar International Corp.(c)
	05/01/2025	9.500%	750,000	806,250
	11/01/2025	6.625%	2,032,000	1,899,920
				2,706,170
Auto Parts & Equipment - 2.66%
Delphi Technologies Plc(b)(c)	10/01/2025	5.000%	1,581,000	1,631,987
Banks - 1.40%
Truist Bank, Variable Rate, (3 mo. USD LIBOR plus 0.65%)	03/15/2028	1.391%	1,000,000	856,378

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2020

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 72.73% (Continued)
Commercial Services - 6.62%
Nielsen Co. Luxembourg SARL (The)(c)	10/01/2021	5.500%	$1,844,000	$1,846,305
Refinitiv US Holdings, Inc.(b)(c)	05/15/2026	6.250%	2,069,000	2,208,658
				4,054,963
Computers & Computer Services - 4.45%
Dell International LLC / EMC Corp.(c)	06/15/2021	4.420%	750,000	764,066
Dell International LLC / EMC Corp.(b)(c)	10/01/2026	4.900%	1,000,000	1,080,594
NCR Corp.	07/15/2022	5.000%	882,000	882,847
				2,727,507
Electrical Components & Equipment - 1.35%
WESCO Distribution, Inc.	12/15/2021	5.375%	833,000	828,835
Electronics - 1.69%
Tech Data Corp.	02/15/2027	4.950%	1,000,000	1,034,008
Engineering & Construction - 1.53%
AECOM Global II LLC / URS Fox US LP(b)	04/01/2022	5.000%	938,000	940,345
Entertainment - 7.36%
Eldorado Resorts, Inc.
	08/01/2023	7.000%	1,329,000	1,339,247
	04/01/2025	6.000%	180,000	183,787
Stars Group Holdings B.V. / Stars Group US Co-Borrower LLC(c)	07/15/2026	7.000%	2,820,000	2,989,200
				4,512,234
Environmental Control - 1.69%
Advanced Disposal Services, Inc.(c)	11/15/2024	5.625%	1,000,000	1,033,750
Food - 2.07%
TreeHouse Foods, Inc.	03/15/2022	4.875%	1,270,000	1,270,787
Household Products - 5.54%
Avon International Operations, Inc.(b)(c)	08/15/2022	7.875%	1,844,000	1,837,122
Edgewell Personal Care Co.	05/19/2021	4.700%	1,500,000	1,558,350
				3,395,472

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2020

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 72.73% (Continued)
Insurance - 3.49%
Fidelity & Guaranty Life Holdings, Inc.(c)	05/01/2025	5.500%	$2,000,000	$2,140,000
Media - 0.79%
Walt Disney Co. (The)(b)	09/01/2049	2.750%	500,000	485,669
Office/Business Equip - 2.54%
Xerox Corp.	05/15/2021	4.500%	1,553,000	1,557,473
Oil & Gas - 5.18%
Northern Oil and Gas, Inc., (8.50% Cash + 1.00% PIK)	05/15/2023	8.500%	1,459,238	1,225,760
QEP Resources, Inc.	03/01/2021	6.875%	2,780,000	1,946,000
				3,171,760
Pharmaceuticals - 1.66%
Bausch Health Companies, Inc.(c)	03/15/2022	6.500%	1,000,000	1,017,300
Pipelines - 2.78%
NuStar Logistics LP	09/01/2020	4.800%	1,692,000	1,705,748
Semiconductors - 0.42%
Microchip Technology, Inc.	06/01/2021	3.922%	250,000	254,130
Storage/Warehousing - 2.33%
Mobile Mini, Inc.(b)	07/01/2024	5.875%	1,391,000	1,425,775
Telecommunications - 8.94%
Cincinnati Bell, Inc.(c)	07/15/2024	7.000%	2,300,000	2,369,000
Cincinnati Bell, Inc.(b)(c)	10/15/2025	8.000%	2,000,000	2,065,000
Hughes Satellite Systems Corp.	06/15/2021	7.625%	1,000,000	1,045,200
				5,479,200
TOTAL CORPORATE BONDS (Cost $45,528,259)				44,572,786
CONVERTIBLE CORPORATE BONDS - 21.55%
Pharmaceuticals - 5.59%
Dermira, Inc.	05/15/2022	3.000%	1,938,000	1,957,380
Jazz Investments I Ltd.	08/15/2021	1.875%	1,500,000	1,467,015
				3,424,395

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2020

	Maturity Date	Rate	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS - 21.55% (Continued)
Semiconductors - 10.92%
Adesto Technologies Corp.(b)(c)	09/15/2024	4.250%	$2,500,000	$2,932,341
ON Semiconductor Corp.(b)	12/01/2020	1.000%	2,000,000	2,129,788
Synaptics, Inc.	06/15/2022	0.500%	1,500,000	1,633,713
				6,695,842
Software - 5.04%
Verint Systems, Inc.(b)	06/01/2021	1.500%	2,000,000	1,991,474
Nuance Communications, Inc.(b)	12/15/2035	1.000%	1,000,000	1,095,844
				3,087,318
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $12,733,324)				13,207,555

	Shares	Value
WARRANTS - 0.00%(d)
Telecommunications - 0.00%(d)
Avaya Holdings Corp., Exercise Price $25.55, Expires 12/15/2022(a)	3,017	$1,177
TOTAL WARRANTS (Cost $0)		1,177
PREFERRED STOCKS - 2.06%
Real Estate Investment Trusts - 2.06%
Taubman Centers, Inc., Series J	55,711	1,264,640
TOTAL PREFERRED STOCKS (Cost $1,260,049)		1,264,640

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(a) - 1.52%
Call Options Purchased - 1.52%
AECOM
	06/2020	$35.00	$290,775	75	$31,875
	06/2020	50.00	89,171	23	46
Bausch Health Companies, Inc.	07/2020	17.00	924,000	500	116,250
Cincinnati Bell, Inc.	08/2020	12.50	60,393	41	5,740
EchoStar Corp.	07/2020	35.00	311,600	100	7,750
Edgewell Personal Care Co.	08/2020	30.00	1,186,380	390	136,500
NCR Corp.	07/2020	25.00	722,000	400	3,000
Nielsen Holdings Plc	08/2020	18.00	1,041,750	750	18,750

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2020

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(a) - 1.52% (Continued)
Call Options Purchased - 1.52% (Continued)
NuStar Energy LP	09/2020	$15.00	$781,650	450	$150,750
QEP Resources, Inc.	09/2020	3.00	46,094	540	5,400
SPDR S&P 500 ETF Trust	07/2020	260.00	1,673,760	55	258,363
TreeHouse Foods, Inc.	08/2020	50.00	316,260	60	35,700
Triumph Group, Inc.
	09/2020	7.50	187,250	250	48,125
	09/2020	10.00	374,500	500	57,500
WESCO International, Inc.	09/2020	30.00	233,100	70	50,400
Xerox Holdings Corp.	10/2020	25.00	555,800	350	4,725
TOTAL CALL OPTIONS PURCHASED (Cost $667,975)					930,874
TOTAL PURCHASED OPTIONS (Cost $667,975)					930,874

Total Investments - 100.68% (Cost $61,886,336)	61,702,996
Liabilities in Excess of Other Assets - (0.68)%(e)	(414,720)
NET ASSETS - 100.00%	$61,288,276

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Security, or a portion of security, is being held as collateral for short sales, written option contracts or forward foreign currency exchange contracts. At May 31, 2020, the aggregate fair market value of those securities was $11,899,148, representing 19.42% of net assets.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2020, these securities had a total value of $26,621,493 or 43.44% of net assets.

(d)  Less than 0.005% of net assets.

(e)  Includes cash held as collateral for short sales and written option contracts.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2020

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (11.32%)
Aerospace & Defense - (0.78%)
Triumph Group, Inc.	(64,100)	$(480,109)
Auto Parts & Equipment - (0.65%)
Delphi Technologies Plc	(31,100)	(400,568)
Commercial Services - (0.41%)
Nielsen Holdings Plc	(18,200)	(252,798)
Distribution/Wholesale - (0.19%)
WESCO International, Inc.	(3,400)	(113,220)
Engineering & Construction - (0.20%)
AECOM	(3,100)	(120,187)
Entertainment - (0.49%)
Flutter Entertainment Plc	(2,360)	(299,594)
Environmental Control - (0.08%)
Advanced Disposal Services, Inc.	(1,634)	(50,948)
Food - (0.37%)
TreeHouse Foods, Inc.	(4,300)	(226,653)
Household Products - (0.58%)
Edgewell Personal Care Co.	(11,700)	(355,914)
Lodging - (0.08%)
Caesars Entertainment Corp.	(4,500)	(51,255)
Office/Business Equip - (0.05%)
Xerox Holdings Corp.	(1,825)	(28,981)
Pharmaceuticals - (1.16%)
Bausch Health Companies, Inc.	(31,900)	(589,512)
Jazz Pharmaceuticals Plc	(1,000)	(119,320)
		(708,832)
Semiconductors - (3.73%)
Adesto Technologies Corp.	(105,742)	(1,276,306)
ON Semiconductor Corp.	(23,800)	(392,462)
Synaptics, Inc.	(9,700)	(618,084)
		(2,286,852)
Software - (1.18%)
Nuance Communications, Inc.	(22,300)	(510,224)
Verint Systems, Inc.	(4,600)	(213,302)
		(723,526)

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2020

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (11.32%) (Continued)
Telecommunications - (1.37%)
Cincinnati Bell, Inc.	(47,500)	$(699,675)
EchoStar Corp., Class A	(4,500)	(140,220)
		(839,895)
TOTAL COMMON STOCKS (Proceeds $6,294,044)		(6,939,332)

	Maturity Date	Rate	Principal Amount	Value
U.S. TREASURY & GOVERNMENT AGENCIES - (6.06%)
Sovereign - (6.06%)
U.S. Treasury Bond	02/15/2050	2.000%	$(1,850,000)	$(2,114,854)
U.S. Treasury Bond	11/15/2049	2.375%	(268,000)	(330,268)
U.S. Treasury Note	02/28/2022	1.125%	(140,000)	(142,324)
U.S. Treasury Note	02/28/2025	1.125%	(1,080,000)	(1,122,905)
				(3,710,351)

TOTAL U.S. TREASURY & GOVERNMENT AGENCIES (Proceeds $3,725,373)	(3,710,351)
TOTAL SECURITIES SOLD SHORT (Proceeds $10,019,417)	$(10,649,683)

WRITTEN OPTIONS	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
Written Call Options
Jazz Pharmaceuticals Plc	06/2020	110.00	$(178,980)	(15)	$(17,100)
TOTAL WRITTEN CALL OPTIONS (Premiums received $9,133)					(17,100)
TOTAL WRITTEN OPTIONS (Premiums received $9,133)					$(17,100)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2020

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount	Unrealized Appreciation
Morgan Stanley & Co./ Monthly	SPDR Bloomberg Barclays High Yield Bond ETF	Received 1 Month- Federal Rate Minus 40 Bps (-0.350%)	08/19/2021	$—	$—	$—	$1,162,686	$—
Morgan Stanley & Co./ Monthly	iShares iBoxx $ Investment Grade Corporate Bond ETF	Received 1 Month- Federal Rate Minus 40 Bps (-0.350%)	08/19/2021	—	—	—	1,135,372	—
Morgan Stanley & Co./ Monthly	NuStar Energy LP	Received 1 Month- Federal Rate Minus 40 Bps (-0.350%)	08/19/2021	—	—	—	411,669	—
						$—	$2,709,727	$—

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
Netherlands	4.88%
Luxembourg	3.01%
Ireland	2.88%
United Kingdom	2.66%
United States	87.25%
Liabilities in Excess of Other Assets	(0.68)%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2020

Abbreviations:

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

ETF - Exchange-Traded Fund

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

PIK - Payment-in-kind

Plc - Public Limited Company

SARL - Société Anonyme à Responsabilité Limitée is the French term for limited liability company.

S&P - Standard & Poor's

SPDR - Standard & Poor's Depositary Receipt

USD - United States Dollar

The following table summarizes the Water Island Credit Opportunities Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2020:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks**	$744,504	$—	$—	$744,504
Bank Loans	—	981,460	—	981,460
Corporate Bonds**	—	44,572,786	—	44,572,786
Convertible Corporate Bonds**	—	13,207,555	—	13,207,555
Warrants	—	1,177	—	1,177
Preferred Stocks**	1,264,640	—	—	1,264,640
Purchased Options	930,874	—	—	930,874
TOTAL	$2,940,018	$58,762,978	$—	$61,702,996
Other Financial Instruments***
Assets
Equity Swaps	$0	$—	$—	$0
Liabilities
Common Stocks**	(6,939,332)	—	—	(6,939,332)
U.S. Treasury & Government Agencies	—	(3,710,351)	—	(3,710,351)
Written Options	(17,100)	—	—	(17,100)
TOTAL	$(6,956,432)	$(3,710,351)	$—	$(10,666,783)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as written options, securities sold short and equity swaps.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2020

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2020:

Investments in Securities	Balance as of May 31, 2019	Realized Gain/(Loss)	Purchases	Sales Proceeds	Amortization Premium/ Discount	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2020	Net change in Unrealized (Depreciation) included in the Statement of Operations attributable to Level 3 investments held at May 31, 2020
Corporate Bonds	$0	$4	$—	$(4)	$—	$—	$—	$—	$—
Total	$0	$4	$—	$(4)	$—	$—	$—	$—	$—

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Long/Short Fund  Manager Commentary

May 31, 2020 (Unaudited)

Water Island Long/Short Fund | Tickers: ATQIX, ATQFX

The Fund's Goal and Main Investments

The Fund seeks to achieve capital appreciation over a full market cycle with lower volatility than the broad equity market.

Investment Strategy

The Fund is a catalyst-driven long-short equity portfolio that seeks to profit from investments in securities of companies where recent events or potential future catalysts may drive the security prices higher or lower. Examples of such events and catalysts, referred to as "event-driven investment opportunities," include, but are not limited to, announcements or potential announcements of restructurings (bankruptcies, spin-offs, and asset sales), mergers and acquisitions, management change, institution of shareholder-friendly practices, regulatory changes, litigation, earnings results and outlook, and changes in industry or sector fundamentals. The investment team seeks to identify these event-driven investment opportunities and purchase or sell short such securities when the team believes the market is under- or over-appreciating the potential value creation opportunity from such event or catalyst.

Fiscal Year Highlights

Water Island Long/Short (ATQIX) returned 7.84% for the fiscal year ending May 31, 2020. The portfolio's returns were driven predominantly from the Americas, though the European region also contributed positively to performance. Industrials and consumer discretionary were the top contributors on a sector basis. Conversely, health care and energy were the worst performing sectors.

The Fund's top performing deal for the period was our merger arbitrage position in the acquisition of Caesars Entertainment by Eldorado Resorts. In June 2019, Eldorado Resorts – a US-based holding company for casino hotels – agreed to acquire Caesars Entertainment – a local peer – for $10.0 billion in cash and stock. During Q1 2020, casinos across the nation were forced to shutter due to the novel coronavirus outbreak, causing the share prices of casino operators to plummet. This led many investors to question the desire of Caesars and Eldorado to consummate their transaction, sending the deal spread wider. In our analysis, the merger agreement and the strategic rationale for the transaction remained strong, and with the financing for the deal already committed, we believed there was still a high likelihood of reaching a successful conclusion. The volatility in the deal spread allowed us to increase our position at favorable rates of return. The portfolio benefited from a tightening in the deal spread as the market rallied in April and May, casino operator share prices began to recover, and the deal progressed through the regulatory approval process – providing confidence to investors that the transaction was increasingly likely to close. We anticipate the deal will close in mid-2020 after the receipt of all required regulatory approvals.

The second highest contributor was our special situations investment in United Technologies. We invested in United Technologies in Q1 2020 as the company approached the final weeks of its merger with Raytheon and subsequent spin-off of both Otis Worldwide and Carrier Global. Based on our fundamental analysis, we saw the pro forma United Technologies/Raytheon merged company, soon to be named Raytheon Technologies, as fairly valued in the market but the combined Otis and Carrier entities as significantly undervalued. By owning United Technologies and selling short Raytheon shares, we were able to isolate the value of the combined Otis and Carrier businesses ahead of the spin-off completion. Both Otis and Carrier significantly re-rated post spin-off, leading to gains in the fund. We subsequently exited each investment.

www.arbitragefunds.com | 1-800-295-4485

Water Island Long/Short Fund  Manager Commentary (continued)

May 31, 2020 (Unaudited)

Conversely, the top detractor in the portfolio for the period was our merger arbitrage position in Illumina's attempted acquisition of Pacific Biosciences. In November 2018, Illumina – a US developer of tools for DNA sequencing and analysis – agreed to acquire Pacific Biosciences – a US DNA sequencing technology firm – for $1.1 billion in cash. The transaction encountered objections from multiple global regulators over the course of a long, fraught antitrust review process, primarily on a novel basis of potential competition – that is, despite limited overlap between the companies' businesses at the current time, it was feared Illumina was trying to take out a nascent competitor before it could grow. Ultimately, the companies decided to terminate the transaction shortly into 2020 rather than fight the regulators in court. We maintained our exposure to Pacific Biosciences as we believed the company remained an attractive takeout candidate – indeed, the UK regulatory authority's investigation revealed Illumina believed no fewer than four of its major competitors were potential suitors of Pacific Biosciences. While this position detracted from returns amidst widespread market volatility in Q1 2020, we continue to believe Pacific Biosciences is likely to be acquired and we are monitoring the situation closely.

The Fund's second-worst performer for the fiscal year was our position in broad equity market hedges. From time to time, in addition to various issuer-specific hedges, we may choose to implement broader market hedges in the portfolio. The intent of these hedges is to reduce directional exposure and market risk while providing the portfolio with lower volatility and drawdowns. Equity markets swiftly recovered late in the fiscal year, and while these hedges behaved as expected, they nonetheless detracted from returns. The second largest event detractor, however, was our special situations investment in Liberty TripAdvisor. Liberty TripAdvisor is a holding company that primarily owns shares in TripAdvisor. We initiated a long position in Liberty TripAdvisor while shorting TripAdvisor shares in September of 2019, in order to invest in the relative discount between the holding company and the underlying asset. As a relative value investment, our expectation was that over time, the discount between owning Liberty TripAdvisor vs. TripAdvisor would revert back to its historical mean. In November 2019, TripAdvisor announced disappointing earnings in light of Google changing its search algorithms, resulting in more traffic being directed to Google-owned properties than to external travel websites such as TripAdvisor, Priceline, and Expedia. The dislocation in TripAdvisor stock resulted in a significant widening of the relative discount. Given the significant devaluation of TripAdvisor, we expect the discount to remain wider than its historical mean for some time, and thus opted to exit our position at the end of 2019.

Glossary

Price-Earnings Ratio: The ratio of a security's price to its earnings.

Re-Rate: A re-rating occurs when the market changes its view of a company sufficiently to make valuation ratios (such as price-earnings ratio) substantially higher or lower.

Short: To sell a borrowed security without owning it, usually with the expectation that the price will decline so it can be bought back later at a profit.

Spin-Off: The creation of an independent company through the sale or distribution of new shares of an existing unit of a parent company.

Annual Report | May 31, 2020

Water Island Long/Short Fund  Portfolio Information

May 31, 2020 (Unaudited)

Performance (annualized returns as of May 31, 2020)

	One Year	Five Year	Ten Year	Since Inception*
Water Island Long/Short Fund, Class R	7.58%	1.61%	N/A	1.71%
Water Island Long/Short Fund, Class I	7.84%	1.66%	N/A	1.75%
S&P 500® Index	12.84%	9.86%	N/A	9.50%
ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	1.84%	1.19%	N/A	1.10%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R and Class I inception: 12/31/14. The "Since Inception" returns for securities indices are for the inception date of Class R and Class I shares.

The Total Annual Fund Operating Expenses for Class R and Class I are 11.80% and 11.55%, respectively. The Adviser has agreed to waive fees (not including the effects of interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses, taxes, or other extraordinary expenses) in excess of 1.69% and 1.44% for Class R and Class I, respectively, until at least September 30, 2021. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The S&P 500® Index is an unmanaged index consisting of 500 stocks.

The ICE Bank of America (BofA) Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

An investor may not invest directly in an index.

www.arbitragefunds.com | 1-800-295-4485

Water Island Long/Short Fund  Portfolio Information (continued)

May 31, 2020 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of the Water Island Long/Short Fund's investments (including short sales and excluding derivatives) as of the report date.

* Concentration Risk: The Fund may invest a large proportion of the Fund's assets in securities of issuers in a single sector over a given time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Annual Report | May 31, 2020

Water Island Long/Short Fund  Portfolio of Investments

May 31, 2020

	Shares	Value
COMMON STOCKS - 76.32%
Biotechnology - 0.79%
Pacific Biosciences of California, Inc.(a)(b)	4,298	$15,129
Commercial Services - 0.38%
IWG Plc	2,000	7,306
Computers & Computer Services - 2.25%
HP, Inc.	2,205	33,384
Perspecta, Inc.(b)	439	9,733
		43,117
Electronics - 1.01%
Tech Data Corp.(a)	143	19,483
Energy - Alternate Sources - 1.68%
Championx Corp.(a)	3,558	32,271
Engineering & Construction - 2.26%
AECOM(a)(b)	589	22,836
frontdoor, Inc.(a)(c)	450	20,542
		43,378
Holding Companies-Diversified - 21.29%
CC Neuberger Principal Holdings(a)	3,982	40,577
Collier Creek Holdings, Class A(a)	8,750	93,800
Foley Trasimene Acquisition Corp.(a)	2,426	24,866
Fortress Value Acquisition Corp.(a)	3,020	30,230
GigCapital3, Inc.(a)	4,787	47,583
Graf Industrial Corp.(a)	8,795	91,380
Live Oak Acquisition Corp.(a)	4,656	45,815
Sustainable Opportunities Acquisition Corp.(a)	3,491	34,561
		408,812
Internet - 8.71%
Grubhub, Inc.(a)	608	34,498
IAC/interactivecorp(a)	365	98,685
NortonLifeLock, Inc.(b)	1,500	34,170
		167,353
Lodging - 7.19%
Caesars Entertainment Corp.(a)(b)	12,129	138,149
Media - 11.11%
Liberty Broadband Corp., Class A(a)(b)	835	112,466
Madison Square Garden Entertainment Corp.(a)	491	38,902
Kabel Deutschland Holding AG	553	62,000
		213,368

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Long/Short Fund  Portfolio of Investments (continued)

May 31, 2020

	Shares	Value
COMMON STOCKS - 76.32% (Continued)
Miscellaneous Manufacturing - 1.06%
Trane Technologies Plc(b)	225	$20,297
Oil & Gas - 1.83%
Marathon Petroleum Corp.(b)	1,000	35,140
Pharmaceuticals - 3.68%
McKesson Europe AG	2,223	63,665
Paratek Pharmaceuticals, Inc.(a)(b)	1,575	6,993
		70,658
Real Estate Investment Trusts - 1.74%
Front Yard Residential Corp.	4,460	33,450
Retail - 1.23%
Tiffany & Co.(b)	184	23,576
Software - 4.72%
Change Healthcare, Inc.(a)(b)(c)	3,700	46,176
Instructure, Inc.(a)(d)	908	44,492
		90,668
Telecommunications - 5.39%
LogMeIn, Inc.	1,219	103,493
TOTAL COMMON STOCKS (Cost $1,381,618)		1,465,648
EXCHANGE-TRADED FUNDS - 0.79%
Equity Fund - 0.79%
Industrial Select Sector SPDR® Fund(b)	223	15,090
TOTAL EXCHANGE-TRADED FUNDS (Cost $18,138)		15,090
WARRANTS - 0.20%
Investment Company Security - 0.20%
Graf Industrial Corp., Exercise Price $11.50, Expires 12/31/2025(a)	7,541	3,771
TOTAL WARRANTS (Cost $3,442)		3,771
PREFERRED STOCKS - 2.62%
Real Estate Investment Trusts - 2.62%
Taubman Centers, Inc., Series J	2,219	50,371
TOTAL PREFERRED STOCKS (Cost $50,192)		50,371

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Long/Short Fund  Portfolio of Investments (continued)

May 31, 2020

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(a) - 1.73%
Call Options Purchased - 0.92%
Altra Industrial Motion Corp.	07/2020	$21.00	$24,800	8	$8,480
Aramark	07/2020	25.00	15,534	6	1,650
WESCO International, Inc.	09/2020	30.00	23,310	7	5,040
WillScot Corp.	07/2020	12.50	22,678	17	2,465
TOTAL CALL OPTIONS PURCHASED (Cost $5,393)					17,635
Put Options Purchased - 0.81%
Change Healthcare, Inc.
	06/2020	9.00	24,960	20	850
	07/2020	10.00	12,480	10	325
frontdoor, Inc.	07/2020	35.00	45,650	10	975
iShares Russell 2000 ETF
	09/2020	105.00	166,680	12	2,544
	12/2020	120.00	208,350	15	10,950
TOTAL PUT OPTIONS PURCHASED (Cost $26,663)					15,644
TOTAL PURCHASED OPTIONS (Cost $32,056)					33,279

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 18.48%
Money Market Funds
Morgan Stanley Institutional Liquidity Fund Government Portfolio, Institutional Class	0.094	%(e)	177,494	$177,494
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.249	%(e)	177,494	177,494
				354,988
TOTAL SHORT-TERM INVESTMENTS (Cost $354,988)				354,988
Total Investments - 100.14% (Cost $1,840,434)				1,923,147
Liabilities in Excess of Other Assets - (0.14)%(f)				(2,778)
NET ASSETS - 100.00%				$1,920,369

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Long/Short Fund  Portfolio of Investments (continued)

May 31, 2020

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Security, or a portion of security, is being held as collateral for short sales, written option contracts or forward foreign currency exchange contracts. At May 31, 2020, the aggregate fair market value of those securities was $457,908, representing 23.84% of net assets.

(c)  Underlying security for a written/purchased call/put option.

(d)  Security fair valued using significant unobservable inputs and classified as a Level 3 security. As of May 31, 2020, the total fair market value of these securities was $44,492, representing 2.32% of net assets.

(e)  Rate shown is the 7-day effective yield as of May 31, 2020.

(f)  Includes cash held as collateral for short sales and written option contracts.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (23.65%)
Commercial Services - (0.10%)
Booz Allen Hamilton Holding Corp., Class A	(23)	$(1,834)
Computers & Computer Services - (1.00%)
CACI International, Inc., Class A	(7)	(1,755)
Hewlett Packard Enterprise Co.	(387)	(3,758)
International Business Machines Corp.	(42)	(5,246)
Science Applications International Corp.	(19)	(1,673)
Seagate Technology Plc	(126)	(6,683)
		(19,115)
Construction Materials - (0.96%)
Johnson Controls International Plc	(273)	(8,575)
Lennox International, Inc.	(46)	(9,837)
		(18,412)
Distribution/Wholesale - (1.07%)
WESCO International, Inc.	(616)	(20,513)
Engineering & Construction - (2.14%)
Jacobs Engineering Group, Inc.	(70)	(5,881)
Stantec, Inc.	(222)	(6,675)
WillScot Corp.	(1,700)	(22,678)
WSP Global, Inc.	(92)	(5,938)
		(41,172)
Entertainment - (1.51%)
Eldorado Resorts, Inc.	(818)	(29,006)
Environmental Control - (0.30%)
Tetra Tech, Inc.	(74)	(5,839)
Food Service - (0.94%)
Aramark	(700)	(18,123)

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Long/Short Fund  Portfolio of Investments (continued)

May 31, 2020

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (23.65%) (Continued)
Internet - (7.01%)
ANGI Homeservices, Inc., Class A	(1,358)	$(14,734)
Match Group, Inc.	(869)	(77,376)
Uber Technologies, Inc.	(1,170)	(42,494)
		(134,604)
Machinery - Diversified - (2.04%)
Altra Industrial Motion Corp.	(1,266)	(39,246)
Media - (5.33%)
Charter Communications, Inc., Class A	(188)	(102,272)
Oil & Gas - (0.65%)
HollyFrontier Corp.	(236)	(7,422)
PBF Energy, Inc., Class A	(480)	(5,098)
		(12,520)
Real Estate Investment Trusts - (0.60%)
American Homes 4 Rent, Class A	(219)	(5,527)
Invitation Homes, Inc.	(229)	(6,023)
		(11,550)
TOTAL COMMON STOCKS (Proceeds $421,390)		(454,206)
EXCHANGE-TRADED FUNDS - (1.61%)
Equity Fund - (1.61%)
VanEck Vectors Oil Services ETF	(260)	(30,878)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $30,607)		(30,878)
TOTAL SECURITIES SOLD SHORT (Proceeds $451,997)		$(485,084)

WRITTEN OPTIONS	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
Written Put Options
iShares Russell 2000 ETF
	09/2020	$90.00	$(166,680)	(12)	$(1,284)
	12/2020	110.00	(208,350)	(15)	(7,665)
TOTAL WRITTEN PUT OPTIONS (Premiums received $15,500)					(8,949)
TOTAL WRITTEN OPTIONS (Premiums received $15,500)					$(8,949)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Long/Short Fund  Portfolio of Investments (continued)

May 31, 2020

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount	Unrealized Appreciation
Morgan Stanley & Co./Monthly	MPLX LP	Received 1 Month- Federal Rate Minus 40 bps (-0.350%)	03/11/2022	$—	$—	$—	$11,964	$—
Morgan Stanley & Co./Monthly	Valero Energy Corp.	Received 1 Month- Federal Rate Minus 40 bps (-0.350%)	03/11/2022	—	—	—	9,996	—
						$—	$21,960	$—

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD	42,100	USD	30,255	Goldman Sachs & Co.	06/15/2020	$322
EUR	6,740	USD	7,358	Goldman Sachs & Co.	06/15/2020	125
USD	129,897	EUR	115,310	Goldman Sachs & Co.	06/15/2020	1,864
GBP	10,100	USD	12,433	Goldman Sachs & Co.	06/15/2020	41
USD	14,402	GBP	11,600	Goldman Sachs & Co.	06/15/2020	77
						$2,429
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	23,805	CAD	33,910	Goldman Sachs & Co.	06/15/2020	$(824)
EUR	5,160	USD	5,796	Goldman Sachs & Co.	06/15/2020	(66)
USD	9,842	EUR	9,020	Goldman Sachs & Co.	06/15/2020	(171)
GBP	2,600	USD	3,245	Goldman Sachs & Co.	06/15/2020	(34)
USD	8,596	GBP	7,000	Goldman Sachs & Co.	06/15/2020	(50)
						$(1,145)

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Long/Short Fund  Portfolio of Investments (continued)

May 31, 2020

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
Germany	6.55%
United States Virgin Islands	1.74%
Ireland	1.06%
Switzerland	0.38%
United States	90.41%
Liabilities in Excess of Other Assets	(0.14)%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

CAD - Canadian dollar

ETF - Exchange-Traded Fund

EUR - Euro

GBP - British pound

LP - Limited Partnership

Plc - Public Limited Company

SPDR - Standard & Poor's Depositary Receipt

USD - United States Dollar

The following table summarizes the Water Island Long/Short Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2020:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Biotechnology	$15,129	$—	$—	$15,129
Commercial Services	7,306	—	—	7,306
Computers & Computer Services	43,117	—	—	43,117
Electronics	19,483	—	—	19,483
Energy - Alternate Sources	32,271	—	—	32,271
Engineering & Construction	43,378	—	—	43,378
Holding Companies-Diversified	408,812	—	—	408,812
Internet	167,353	—	—	167,353
Lodging	138,149	—	—	138,149
Media	213,368	—	—	213,368
Miscellaneous Manufacturing	20,297	—	—	20,297
Oil & Gas	35,140	—	—	35,140
Pharmaceuticals	70,658	—	—	70,658
Real Estate Investment Trusts	33,450	—	—	33,450

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Long/Short Fund  Portfolio of Investments (continued)

May 31, 2020

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Retail	$23,576	$—	$—	$23,576
Software	46,176	—	44,492	90,668
Telecommunications	103,493	—	—	103,493
Exchange-Traded Funds	15,090	—	—	15,090
Warrants	3,771	—	—	3,771
Preferred Stocks**	50,371	—	—	50,371
Purchased Options	33,279	—	—	33,279
Short-Term Investments	354,988	—	—	354,988
TOTAL	$1,878,655	$—	$44,492	$1,923,147
Other Financial Instruments***
Assets
Forward Foreign Currency Exchange Contracts	$—	$2,429	$—	$2,429
Equity Swaps	0	—	—	0
Liabilities
Common Stocks**	(454,206)	—	—	(454,206)
Exchange-Traded Funds	(30,878)	—	—	(30,878)
Written Options	(8,949)	—	—	(8,949)
Forward Foreign Currency Exchange Contracts	—	(1,145)	—	(1,145)
TOTAL	$(494,033)	$1,284	$—	$(492,749)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2020:

Investments in Securities	Balance as of May 31, 2019	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2020	Net change in Unrealized (Depreciation) included in the Statement of Operations attributable to Level 3 investments held at May 31, 2020
Common Stock	$0	$2,931	$1,311	$266,280	$(226,030)	$—	$—	$44,492	$1,311
Total	$0	$2,931	$1,311	$266,280	$(226,030)	$—	$—	$44,492	$1,311

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Long/Short Fund  Portfolio of Investments (continued)

May 31, 2020

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2020:

Investments in Securities	Fair Value at May 31, 2020	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Common Stocks	$44,492	Deal Value	Final determination on Dissent	$49	$49.00

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

This Page Intentionally Left Blank

The Arbitrage Funds

	Arbitrage Fund	Water Island Diversified Event-Driven Fund
ASSETS
Investments:
At cost of unaffiliated investments	$1,205,110,681	$101,950,451
At cost of affiliated investments	$60,459,409	$—
At fair value of unaffiliated investments (Note 2)	$1,193,014,105	$102,183,485
At fair value of affiliated investments (Note 2)	$66,223,311	$—
Cash	1,211,417	273,889
Cash denominated in foreign currency (Cost $1,327, $1,750, $0 and $0)	1,332	1,757
Deposits with brokers for securities sold short (Note 2)	104,354,506	12,219,727
Segregated cash for collateral (Note 2)	48,725,000	1,319,540
Receivable for investment securities sold	82,130,035	5,238,935
Receivable for capital shares sold	3,325,671	9,030
Unrealized appreciation on forward foreign currency exchange contracts (Note 8)	4,054,734	227,160
Dividends and interest receivable	449,585	158,158
Receivable due from Adviser (Note 5)	—	—
Prepaid expenses and other assets	77,920	29,840
Total Assets	1,503,567,616	121,661,521
LIABILITIES
Securities sold short, at value (Note 2) (proceeds $95,101,458, $11,147,423, $10,019,417 and $451,997)	102,963,521	12,483,699
Written options, at value (Note 2) (premiums received $0, $0, $9,133 and $15,500)	—	—
Line of credit payable (Note 4)	—	—
Payable for investment securities purchased	16,564,399	1,232,168
Unrealized depreciation on forward foreign currency exchange contracts (Note 8)	1,169,055	85,614
Payable for capital shares redeemed	801,237	135,664
Payable to Adviser (Note 5)	1,179,358	101,225
Dividends payable on securities sold short	—	1,399
Payable to Distributor (Note 5)	42,815	2,151
Payable to Administrator (Note 5)	92,799	15,802
Payable to Transfer Agent (Note 5)	112,264	14,669
Payable to Custodian	90,519	25,516
Interest expense payable	32,293	5,309
Payable for swap reset	126,571	15,600
Audit and legal fees payable	103,521	22,576
Payable to Trustees	20,156	20,156
Chief Compliance Officer Fees payable (Note 5)	22,694	1,783
Chief Financial Officer Fees payable (Note 5)	5,036	931
Other accrued expenses and liabilities	65,680	17,850
Total Liabilities	123,391,918	14,182,112
NET ASSETS	$1,380,175,698	$107,479,409
NET ASSETS CONSIST OF:
Paid-in capital	$1,330,639,186	$160,770,439
Distributable earnings (Accumulated loss)	49,536,512	(53,291,030)
NET ASSETS	$1,380,175,698	$107,479,409

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Assets and Liabilities

  May 31, 2020

	Water Island Credit Opportunities Fund	Water Island Long/Short Fund
ASSETS
Investments:
At cost of unaffiliated investments	$61,886,336	$1,840,434
At cost of affiliated investments	$—	$—
At fair value of unaffiliated investments (Note 2)	$61,702,996	$1,923,147
At fair value of affiliated investments (Note 2)	$—	$—
Cash	77,226	—
Cash denominated in foreign currency (Cost $1,327, $1,750, $0 and $0)	—	—
Deposits with brokers for securities sold short (Note 2)	10,735,664	440,548
Segregated cash for collateral (Note 2)	1,450,000	83,329
Receivable for investment securities sold	47,694	69,936
Receivable for capital shares sold	47,540	—
Unrealized appreciation on forward foreign currency exchange contracts (Note 8)	—	2,429
Dividends and interest receivable	685,734	1,029
Receivable due from Adviser (Note 5)	1,560	13,504
Prepaid expenses and other assets	23,050	10,408
Total Assets	74,771,464	2,544,330
LIABILITIES
Securities sold short, at value (Note 2) (proceeds $95,101,458, $11,147,423, $10,019,417 and $451,997)	10,649,683	485,084
Written options, at value (Note 2) (premiums received $0, $0, $9,133 and $15,500)	17,100	8,949
Line of credit payable (Note 4)	2,400,000	—
Payable for investment securities purchased	185,760	66,249
Unrealized depreciation on forward foreign currency exchange contracts (Note 8)	—	1,145
Payable for capital shares redeemed	124,576	6,882
Payable to Adviser (Note 5)	—	—
Dividends payable on securities sold short	510	252
Payable to Distributor (Note 5)	1,390	2
Payable to Administrator (Note 5)	19,873	5,879
Payable to Transfer Agent (Note 5)	5,901	230
Payable to Custodian	6,776	6,889
Interest expense payable	19,563	168
Payable for swap reset	668	152
Audit and legal fees payable	18,997	15,909
Payable to Trustees	20,156	20,156
Chief Compliance Officer Fees payable (Note 5)	1,689	43
Chief Financial Officer Fees payable (Note 5)	778	589
Other accrued expenses and liabilities	9,768	5,383
Total Liabilities	13,483,188	623,961
NET ASSETS	$61,288,276	$1,920,369
NET ASSETS CONSIST OF:
Paid-in capital	$64,646,278	$1,848,425
Distributable earnings (Accumulated loss)	(3,358,002)	71,944
NET ASSETS	$61,288,276	$1,920,369

Annual Report | May 31, 2020

The Arbitrage Funds

	Arbitrage Fund	Water Island Diversified Event-Driven Fund
PRICING OF SHARES:
CLASS R SHARES:
Net assets applicable to Class R shares	$98,714,997	$7,694,365
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,571,093	771,832
Net asset value and offering price per share	$13.04	$9.97
CLASS I SHARES:
Net assets applicable to Class I shares	$1,243,838,214	$99,068,635
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	92,359,506	9,856,576
Net asset value and offering price per share	$13.47	$10.05
CLASS C SHARES:
Net assets applicable to Class C shares	$19,860,378	$369,318
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,609,355	37,960
Net asset value and offering price per share(a)	$12.34	$9.73
CLASS A SHARES:
Net assets applicable to Class A shares	$17,762,109	$347,091
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,365,077	34,828
Net asset value and offering price per share(a)	$13.01	$9.97
Maximum offering price per share (NAV/(100% — maximum sales charge))	$13.34	$10.30
Maximum sales charge	2.75%	3.25%

(a)  Redemption price varies based on length of time held (Note 1).

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Assets and Liabilities

  May 31, 2020

	Water Island Credit Opportunities Fund	Water Island Long/Short Fund
PRICING OF SHARES:
CLASS R SHARES:
Net assets applicable to Class R shares	$3,672,697	$10,958
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	380,824	1,049
Net asset value and offering price per share	$9.64	$10.45
CLASS I SHARES:
Net assets applicable to Class I shares	$56,868,836	$1,909,411
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,924,208	182,754
Net asset value and offering price per share	$9.60	$10.45
CLASS C SHARES:
Net assets applicable to Class C shares	$658,825	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	68,566	—
Net asset value and offering price per share(a)	$9.61	$—
CLASS A SHARES:
Net assets applicable to Class A shares	$87,918	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	9,155	—
Net asset value and offering price per share(a)	$9.60	$—
Maximum offering price per share (NAV/(100% — maximum sales charge))	$9.92	$—
Maximum sales charge	3.25%	—

Annual Report | May 31, 2020

The Arbitrage Funds

	Arbitrage Fund	Water Island Diversified Event-Driven Fund
INVESTMENT INCOME
Dividend income	$16,059,077	$1,476,394
Dividend income from affiliated investments	119,280	—
Foreign taxes withheld on dividends	(236,046)	(13,682)
Interest income	4,329,858	804,763
Securities lending income	—	477
Total Investment Income	20,272,169	2,267,952
EXPENSES
Investment advisory fees (Note 5)	17,217,445	1,467,297
Distribution and service fees (Note 5)
Class R	356,873	64,332
Class C	196,500	6,378
Class A	45,572	1,865
Administrative fees (Note 5)	372,592	60,266
Chief Compliance Officer fees (Note 5)	104,929	8,846
Trustees' fees	103,330	84,149
Dividend expense	2,470,776	158,443
Interest rebate expense	—	1,125
Transfer agent fees (Note 5)	1,292,728	298,114
Custodian and bank service fees	408,346	80,786
Registration and filing fees	96,895	61,292
Printing of shareholder reports	155,380	32,427
Professional fees	265,566	34,956
Line of credit interest expense (Note 4)	97,046	10,116
Insurance expense	72,485	5,737
Chief Financial Officer fees (Note 5)	62,131	11,255
Other expenses	98,715	23,449
Total Expenses	23,417,309	2,410,833
Fees waived and/or reimbursed by the Adviser, Class R (Note 5)	(35,738)	(72,714)
Fees waived and/or reimbursed by the Adviser, Class I (Note 5)	(362,985)	(279,224)
Fees waived and/or reimbursed by the Adviser, Class C (Note 5)	(4,920)	(1,804)
Fees waived and/or reimbursed by the Adviser, Class A (Note 5)	(4,564)	(2,112)
Net Expenses	23,009,102	2,054,979
NET INVESTMENT INCOME (LOSS)	(2,736,933)	212,973

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Operations

  For the Year Ended May 31, 2020

	Water Island Credit Opportunities Fund	Water Island Long/Short Fund
INVESTMENT INCOME
Dividend income	$79,500	$87,378
Dividend income from affiliated investments	—	—
Foreign taxes withheld on dividends	—	(535)
Interest income	2,149,302	6,202
Securities lending income	—	—
Total Investment Income	2,228,802	93,045
EXPENSES
Investment advisory fees (Note 5)	552,515	25,052
Distribution and service fees (Note 5)
Class R	18,976	26
Class C	4,679	17
Class A	614	4
Administrative fees (Note 5)	67,951	25,335
Chief Compliance Officer fees (Note 5)	4,291	137
Trustees' fees	83,231	82,525
Dividend expense	42,155	4,288
Interest rebate expense	—	279
Transfer agent fees (Note 5)	63,213	4,849
Custodian and bank service fees	29,621	25,958
Registration and filing fees	60,651	44,720
Printing of shareholder reports	7,310	2,537
Professional fees	24,740	16,106
Line of credit interest expense (Note 4)	29,477	16
Insurance expense	2,401	83
Chief Financial Officer fees (Note 5)	8,974	7,068
Other expenses	21,351	12,223
Total Expenses	1,022,150	251,223
Fees waived and/or reimbursed by the Adviser, Class R (Note 5)	(46,492)	(1,126)
Fees waived and/or reimbursed by the Adviser, Class I (Note 5)	(305,422)	(216,303)
Fees waived and/or reimbursed by the Adviser, Class C (Note 5)	(2,868)	(152)
Fees waived and/or reimbursed by the Adviser, Class A (Note 5)	(1,504)	(152)
Net Expenses	665,864	33,490
NET INVESTMENT INCOME (LOSS)	1,562,938	59,555

Annual Report | May 31, 2020

The Arbitrage Funds

	Arbitrage Fund	Water Island Diversified Event-Driven Fund
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Unaffiliated investments	$93,070,280	$8,182,595
Purchased option contracts	(5,039,302)	(621,405)
Swap contracts	(12,721,184)	1,324,551
Securities sold short	(11,978,565)	(2,345,694)
Written option contracts	317,902	181,455
Forward currency contracts	3,988,837	86,167
Foreign currency transactions (Note 8)	2,309,502	19,249
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(25,875,315)	269,869
Affiliated investments	5,728,034	—
Securities sold short	929,782	(1,701,864)
Foreign currency transactions (Note 8)	389	26
Purchased option contracts	252,665	26,088
Written option contracts	(25,601)	(4,956)
Forward currency contracts	(2,224,904)	(29,486)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES	48,732,520	5,386,595
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,995,587	$5,599,568

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Operations

  For the Year Ended May 31, 2020

	Water Island Credit Opportunities Fund	Water Island Long/Short Fund
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Unaffiliated investments	$175,502	$20,869
Purchased option contracts	130,754	(51,982)
Swap contracts	(113,022)	(5,921)
Securities sold short	511,864	48,669
Written option contracts	21,926	14,261
Forward currency contracts	—	2,966
Foreign currency transactions (Note 8)	(106)	(331)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(98,597)	118,152
Affiliated investments	—	—
Securities sold short	(873,080)	(64,266)
Foreign currency transactions (Note 8)	—	1
Purchased option contracts	243,824	(8,504)
Written option contracts	(9,147)	8,092
Forward currency contracts	—	184
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES	(10,082)	82,190
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,552,856	$141,745

Annual Report | May 31, 2020

The Arbitrage Funds

	Arbitrage Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM OPERATIONS
Net investment income (loss)	$(2,736,933)	$273,818
Net realized gains (losses) from:
Unaffiliated investments	93,070,280	18,263,290
Purchased option contracts	(5,039,302)	(9,906,367)
Swap contracts	(12,721,184)	6,330,396
Securities sold short	(11,978,565)	54,909,157
Written option contracts	317,902	7,785,695
Forward currency contracts	3,988,837	20,593,887
Foreign currency transactions	2,309,502	836,947
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(25,875,315)	(11,301,841)
Affiliated investments	5,728,034	4,775
Securities sold short	929,782	(3,373,640)
Foreign currency transactions	389	(353,986)
Purchased option contracts	252,665	(869,661)
Written option contracts	(25,601)	(21,922)
Swap contracts	—	(19,040)
Forward currency contracts	(2,224,904)	(12,510,293)
Net increase (decrease) in net assets resulting from operations	45,995,587	70,641,215
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions, Class R	(3,028,417)	(3,337,705)
Distributions, Class I	(30,760,287)	(28,493,325)
Distributions, Class C	(441,292)	(258,793)
Distributions, Class A	(377,484)	(312,255)
Decrease in net assets from distributions to shareholders	(34,607,480)	(32,402,078)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from shares sold	388,612,998	573,691,155
Shares issued in reinvestment of distributions	27,514,664	25,056,881
Payments for shares redeemed	(794,621,293)	(662,269,228)
Net increase (decrease) in net assets from capital share transactions	(378,493,631)	(63,521,192)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(367,105,524)	(25,282,055)
NET ASSETS
Beginning of year	1,747,281,222	1,772,563,277
End of year	$1,380,175,698	$1,747,281,222

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Changes in Net Assets

	Water Island Diversified Event-Driven Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM OPERATIONS
Net investment income (loss)	$212,973	$1,185,159
Net realized gains (losses) from:
Unaffiliated investments	8,182,595	2,456,816
Purchased option contracts	(621,405)	(1,475,621)
Swap contracts	1,324,551	347,357
Securities sold short	(2,345,694)	(413,048)
Written option contracts	181,455	872,256
Forward currency contracts	86,167	918,981
Foreign currency transactions	19,249	37,222
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	269,869	(1,942,929)
Affiliated investments	—	—
Securities sold short	(1,701,864)	963,822
Foreign currency transactions	26	(302)
Purchased option contracts	26,088	19,748
Written option contracts	(4,956)	(107,896)
Swap contracts	—	—
Forward currency contracts	(29,486)	(556,649)
Net increase (decrease) in net assets resulting from operations	5,599,568	2,304,916
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions, Class R	(57,935)	(546,554)
Distributions, Class I	(460,278)	(1,734,805)
Distributions, Class C	—	(5,311)
Distributions, Class A	(1,743)	(13,015)
Decrease in net assets from distributions to shareholders	(519,956)	(2,299,685)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from shares sold	58,223,304	18,462,931
Shares issued in reinvestment of distributions	469,438	1,993,650
Payments for shares redeemed	(81,019,387)	(45,994,464)
Net increase (decrease) in net assets from capital share transactions	(22,326,645)	(25,537,883)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,247,033)	(25,532,652)
NET ASSETS
Beginning of year	124,726,442	150,259,094
End of year	$107,479,409	$124,726,442

Annual Report | May 31, 2020

The Arbitrage Funds

	Water Island Credit Opportunities Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM OPERATIONS
Net investment income (loss)	$1,562,938	$1,857,606
Net realized gains (losses) from:
Unaffiliated investments	175,502	(136,053)
Purchased option contracts	130,754	(2,246)
Swap contracts	(113,022)	—
Securities sold short	511,864	154,774
Written option contracts	21,926	65,984
Forward currency contracts	—	73,267
Foreign currency transactions	(106)	(2,445)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(98,597)	(653,777)
Securities sold short	(873,080)	163,621
Foreign currency transactions	—	384
Purchased option contracts	243,824	19,075
Written option contracts	(9,147)	(26,152)
Swap contracts	—	—
Forward currency contracts	—	(55,745)
Net increase (decrease) in net assets resulting from operations	1,552,856	1,458,293
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions, Class R	(233,649)	(223,168)
Distributions, Class I	(1,648,549)	(1,623,472)
Distributions, Class C	(10,320)	(12,522)
Distributions, Class A	(7,297)	(4,639)
Decrease in net assets from distributions to shareholders	(1,899,815)	(1,863,801)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from shares sold	25,851,224	31,563,229
Shares issued in reinvestment of distributions	1,887,360	1,841,724
Payments for shares redeemed	(24,332,391)	(21,303,781)
Net increase (decrease) in net assets from capital share transactions	3,406,193	12,101,172
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,059,234	11,695,664
NET ASSETS
Beginning of year	58,229,042	46,533,378
End of year	$61,288,276	$58,229,042

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Changes in Net Assets

	Water Island Long/Short Fund
	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM OPERATIONS
Net investment income (loss)	$59,555	$2,601
Net realized gains (losses) from:
Unaffiliated investments	20,869	200,171
Purchased option contracts	(51,982)	(60,947)
Swap contracts	(5,921)	(11,587)
Securities sold short	48,669	(132,947)
Written option contracts	14,261	17,583
Forward currency contracts	2,966	11,557
Foreign currency transactions	(331)	(193)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	118,152	(86,799)
Securities sold short	(64,266)	45,404
Foreign currency transactions	1	(1)
Purchased option contracts	(8,504)	11,438
Written option contracts	8,092	(1,628)
Swap contracts	—	—
Forward currency contracts	184	(5,741)
Net increase (decrease) in net assets resulting from operations	141,745	(11,089)
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions, Class R	(176)	(206)
Distributions, Class I	(36,186)	(43,718)
Distributions, Class C	—	(206)
Distributions, Class A	—	(206)
Decrease in net assets from distributions to shareholders	(36,362)	(44,336)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from shares sold	70,694	366,929
Shares issued in reinvestment of distributions	36,362	44,336
Payments for shares redeemed	(666,226)	(189,524)
Net increase (decrease) in net assets from capital share transactions	(559,170)	221,741
TOTAL INCREASE (DECREASE) IN NET ASSETS	(453,787)	166,316
NET ASSETS
Beginning of year	2,374,156	2,207,840
End of year	$1,920,369	$2,374,156

Annual Report | May 31, 2020

Arbitrage Fund – Class R  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2020	2019		2018		2017		2016
Net asset value, beginning of period	$12.92	$12.65		$13.06		$12.78		$12.97
Income (loss) from investment operations
Net investment income (loss)(a)	(0.05)	(0.03	)(c)	0.05		(0.13	)(b)	(0.06)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.44	0.52		(0.01	)(c)	0.53	(d)	0.17
Total from investment operations	0.39	0.49		0.04		0.40		0.11
Less distributions
From net investment income	—	(0.06)		(0.09)		—		—
From net realized gains	(0.27)	(0.16)		(0.36)		(0.12)		(0.30)
Total distributions	(0.27)	(0.22)		(0.45)		(0.12)		(0.30)
Proceeds from redemption fees collected	—	—		0.00	(e)	0.00	(e)	0.00 (e)
Net asset value, end of period	$13.04	$12.92		$12.65		$13.06		$12.78
Total return(f)	3.07%	3.89%		0.31%		3.17%		0.87%
Net assets, end of period (in 000s)	$98,715	$163,349		$222,309		$340,353		$433,936
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	1.66%	1.94%		1.91%		1.87	%(b)	1.88%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	1.63%	1.93%		1.90%		1.87	%(b)	1.88%
Net investment income (loss)	(0.36%)	(0.20	%)(c)	0.41%		(1.00	%)(b)	(0.51%)
Portfolio turnover rate	273%	419%		362%		363%		321%

(a)  Per share amounts were calculated using average shares outstanding for the period.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $0.01 per share.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)  Dividend expense totaled 0.15%, 0.46%, 0.42%, 0.36% and 0.34% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.00%, 0.01%, 0.03% and 0.07% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.47%, 1.47%, 1.47%, 1.48% and 1.47% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund – Class I  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2020	2019	2018	2017		2016
Net asset value, beginning of period	$13.32	$13.03	$13.46	$13.13		$13.28
Income (loss) from investment operations
Net investment income (loss)(a)	(0.02)	0.01	0.05	(0.10	)(b)	(0.03)
Net realized and unrealized gains on investments and foreign currencies	0.45	0.54	0.01	0.55	(c)	0.18
Total from investment operations	0.43	0.55	0.06	0.45		0.15
Less distributions
From net investment income	(0.01)	(0.10)	(0.13)	—		—
From net realized gains	(0.27)	(0.16)	(0.36)	(0.12)		(0.30)
Total distributions	(0.28)	(0.26)	(0.49)	(0.12)		(0.30)
Proceeds from redemption fees collected	—	—	0.00 (d)	0.00	(d)	0.00 (d)
Net asset value, end of period	$13.47	$13.32	$13.03	$13.46		$13.13
Total return(e)	3.27%	4.21%	0.50%	3.47%		1.16%
Net assets, end of period (in 000s)	$1,243,838	$1,546,542	$1,510,598	$1,492,094		$1,395,178
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	1.41%	1.69%	1.66%	1.62	%(b)	1.63%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	1.38%	1.68%	1.65%	1.62	%(b)	1.63%
Net investment income (loss)	(0.13%)	0.06%	0.35%	(0.76	%)(b)	(0.24%)
Portfolio turnover rate	273%	419%	362%	363%		321%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $0.01 per share.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Dividend expense totaled 0.15%, 0.46%, 0.42%, 0.36% and 0.34% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.00%, 0.01%, 0.03% and 0.07% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.22%, 1.22%, 1.22%, 1.23% and 1.22% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2020

Arbitrage Fund – Class C  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2020	2019		2018		2017		2016
Net asset value, beginning of period	$12.34	$12.12		$12.54		$12.37		$12.65
Income (loss) from investment operations
Net investment loss(a)	(0.14)	(0.12	)(b)	(0.07	)(b)	(0.22	)(c)	(0.16)
Net realized and unrealized gains on investments and foreign currencies	0.41	0.50		0.01		0.51	(d)	0.18
Total from investment operations	0.27	0.38		(0.06)		0.29		0.02
Less distributions
From net investment income	—	—		(0.00	)(e)	—		—
From net realized gains	(0.27)	(0.16)		(0.36)		(0.12)		(0.30)
Total distributions	(0.27)	(0.16)		(0.36)		(0.12)		(0.30)
Proceeds from redemption fees collected	—	—		—		—		—
Net asset value, end of period	$12.34	$12.34		$12.12		$12.54		$12.37
Total return(f)(g)	2.24%	3.11%		(0.45%)		2.38%		0.18%
Net assets, end of period (in 000s)	$19,860	$19,050		$22,917		$26,900		$30,814
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(h)	2.41%	2.69%		2.66%		2.62	%(c)	2.63%
Net expenses after advisory fees waived and expenses reimbursed(h)(i)	2.38%	2.68%		2.65%		2.62	%(c)	2.63%
Net investment loss	(1.16%)	(0.94	%)(b)	(0.56%)		(1.76	%)(c)	(1.28%)
Portfolio turnover rate	273%	419%		362%		363%		321%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(d)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $0.01 per share.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)  Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

(h)  Dividend expense totaled 0.15%, 0.46%, 0.42%, 0.36% and 0.34% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.00%, 0.01%, 0.03% and 0.07% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(i)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 2.22%, 2.22%, 2.22%, 2.23% and 2.22% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund – Class A  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2020	2019		2018	2017		2016
Net asset value, beginning of period	$12.90	$12.63		$13.07	$12.79		$12.97
Income (loss) from investment operations
Net investment income (loss)(a)	(0.05)	(0.02	)(d)	— (b)	(0.13	)(c)	(0.07)
Net realized and unrealized gains on investments and foreign currencies	0.43	0.52		0.02	0.53	(e)	0.19
Total from investment operations	0.38	0.50		0.02	0.40		0.12
Less distributions
From net investment income	—	(0.07)		(0.10)	—		—
From net realized gains	(0.27)	(0.16)		(0.36)	(0.12)		(0.30)
Total distributions	(0.27)	(0.23)		(0.46)	(0.12)		(0.30)
Proceeds from redemption fees collected	—	—		—	—		—
Net asset value, end of period	$13.01	$12.90		$12.63	$13.07		$12.79
Total return(f)(g)	3.00%	3.94%		0.21%	3.17%		0.95%
Net assets, end of period (in 000s)	$17,762	$18,341		$16,740	$10,012		$8,421
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(h)	1.66%	1.94%		1.91%	1.87	%(c)	1.87%
Net expenses after advisory fees waived and expenses reimbursed(h)(i)	1.63%	1.93%		1.90%	1.87	%(c)	1.87%
Net investment loss	(0.40%)	(0.19	%)(d)	(0.01%)	(1.02	%)(c)	(0.56%)
Portfolio turnover rate	273%	419%		362%	363%		321%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Amount rounds to less than $0.01 per share.

(c)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(d)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of $0.01 per share.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)  Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

(h)  Dividend expense totaled 0.15%, 0.46%, 0.42%, 0.36% and 0.33% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.00%, 0.01%, 0.03% and 0.07% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(i)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.47%, 1.47%, 1.47%, 1.48% and 1.47% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Diversified Event-Driven Fund – Class R  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2020	2019	2018	2017		2016
Net asset value, beginning of period	$9.47	$9.46	$9.34	$8.98		$9.73
Income (loss) from investment operations
Net investment income (loss)(a)	0.01	0.07	0.06	(0.04	)(b)	(0.02)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.51	0.08	0.09	0.40	(c)	(0.53)
Total from investment operations	0.52	0.15	0.15	0.36		(0.55)
Less distributions
From net investment income	(0.02)	(0.14)	(0.03)	—		(0.20)
From net realized gains	—	—	—	—		(0.00	)(d)
Total distributions	(0.02)	(0.14)	(0.03)	—		(0.20)
Proceeds from redemption fees collected	—	—	0.00 (d)	0.00	(d)	0.00	(d)
Net asset value, end of period	$9.97	$9.47	$9.46	$9.34		$8.98
Total return(e)	5.49%	1.60%	1.56%	4.01%		(5.55%)
Net assets, end of period (in 000s)	$7,694	$30,423	$45,383	$70,277		$80,114
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	2.11%	2.58%	2.59%	2.56	%(b)	2.62%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	1.83%	2.18%	2.16%	2.26%		2.46%
Net investment income (loss)	0.09%	0.70%	0.58%	(0.45	%)(b)	(0.27%)
Portfolio turnover rate	397%	504%	421%	409%		350%

(a)  Per share amounts were calculated using average shares outstanding for the period.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and 0.01% of average net assets.

(c)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of less than $0.005 per share.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Dividend expense totaled 0.13%, 0.46%, 0.44%, 0.53% and 0.58% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.03%, 0.03%, 0.04% and 0.19% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69%, 1.69%, 1.69% and 1.69% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Diversified Event-Driven Fund – Class I  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2020	2019	2018	2017		2016
Net asset value, beginning of period	$9.54	$9.53	$9.43	$9.04		$9.81
Income (loss) from investment operations
Net investment income (loss)(a)	0.02	0.09	0.04	(0.02	)(b)	(0.02)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.53	0.09	0.12	0.41	(c)	(0.51)
Total from investment operations	0.55	0.18	0.16	0.39		(0.53)
Less distributions
From net investment income	(0.04)	(0.17)	(0.06)	—		(0.24)
From net realized gains	—	—	—	—		(0.00	)(d)
Total distributions	(0.04)	(0.17)	(0.06)	—		(0.24)
Proceeds from redemption fees collected	—	—	0.00 (d)	0.00	(d)	0.00	(d)
Net asset value, end of period	$10.05	$9.54	$9.53	$9.43		$9.04
Total return(e)	5.83%	1.88%	1.69%	4.31%		(5.27%)
Net assets, end of period (in 000s)	$99,069	$92,710	$103,001	$68,272		$95,155
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	1.86%	2.33%	2.34%	2.31	%(b)	2.37%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	1.58%	1.93%	1.91%	2.01%		2.21%
Net investment income (loss)	0.20%	0.92%	0.46%	(0.22	%)(b)	(0.26%)
Portfolio turnover rate	397%	504%	421%	409%		350%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and 0.01% of average net assets.

(c)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of less than $0.005 per share.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Dividend expense totaled 0.13%, 0.46%, 0.44%, 0.53% and 0.58% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.03%, 0.03%, 0.04% and 0.19% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.44%, 1.44%, 1.44%, 1.44% and 1.44% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Diversified Event-Driven Fund – Class C  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2020		2019	2018		2017		2016
Net asset value, beginning of period	$9.29		$9.26	$9.19		$8.91		$9.62
Income (loss) from investment operations
Net investment loss(a)	(0.08	)(d)	(0.01)	(0.03	)(b)	(0.11	)(c)	(0.09)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.52		0.09	0.10		0.39	(e)	(0.50)
Total from investment operations	0.44		0.08	0.07		0.28		(0.59)
Less distributions
From net investment income	—		(0.05)	—		—		(0.12)
From net realized gains	—		—	—		—		(0.00	)(f)
Total distributions	—		(0.05)	—		—		(0.12)
Net asset value, end of period	$9.73		$9.29	$9.26		$9.19		$8.91
Total return(g)(h)	4.74%		0.91%	0.76%		3.14%		(6.14%)
Net assets, end of period (in 000s)	$369		$794	$1,175		$1,567		$2,538
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(i)	2.86%		3.33%	3.34%		3.31	%(c)	3.37%
Net expenses after advisory fees waived and expenses reimbursed(i)(j)	2.58%		2.93%	2.91%		3.01%		3.21%
Net investment loss	(0.89%)		(0.06%)	(0.34%)		(1.26	%)(c)	(0.95%)
Portfolio turnover rate	397%		504%	421%		409%		350%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and 0.01% of average net assets.

(d)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to class specific expenses.

(e)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of less than $0.005 per share.

(f)  Amount rounds to less than $0.01 per share.

(g)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(h)  Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

(i)  Dividend expense totaled 0.13%, 0.46%, 0.44%, 0.53% and 0.59% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.03%, 0.03%, 0.04% and 0.18% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(j)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 2.44%, 2.44%, 2.44%, 2.44% and 2.44% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Diversified Event-Driven Fund – Class A  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2020		2019	2018	2017		2016
Net asset value, beginning of period	$9.46		$9.46	$9.35	$8.98		$9.73
Income (loss) from investment operations
Net investment income (loss)(a)	(0.00	)(d)	0.06	0.04	(0.05	)(b)	(0.03)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.53		0.08	0.10	0.42	(c)	(0.52)
Total from investment operations	0.53		0.14	0.14	0.37		(0.55)
Less distributions
From net investment income	(0.02)		(0.14)	(0.03)	—		(0.20)
From net realized gains	—		—	—	—		(0.00	)(d)
Total distributions	(0.02)		(0.14)	(0.03)	—		(0.20)
Proceeds from redemption fees collected	—		—	—	—		—
Net asset value, end of period	$9.97		$9.46	$9.46	$9.35		$8.98
Total return(e)(f)	5.62%		1.56%	1.49%	4.12%		(5.54%)
Net assets, end of period (in 000s)	$347		$799	$701	$810		$2,062
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	2.11%		2.58%	2.59%	2.56	%(b)	2.63%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	1.83%		2.18%	2.16%	2.26%		2.47%
Net investment income (loss)	0.02%		0.65%	0.41%	(0.53	%)(b)	(0.28%)
Portfolio turnover rate	397%		504%	421%	409%		350%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and 0.01% of average net assets.

(c)  Includes estimated proceeds from the Fund's participation in a class action lawsuit. This represents a non-recurring gain in the amount of less than $0.005 per share.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

(f)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares or the imposition of any sales load.

(g)  Dividend expense totaled 0.13%, 0.46%, 0.44%, 0.53% and 0.59% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.03%, 0.03%, 0.04% and 0.19% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69%, 1.69%, 1.69% and 1.69% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Credit Opportunities Fund – Class R  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2020	2019		2018	2017		2016
Net asset value, beginning of period	$9.70	$9.77		$9.67	$9.69		$9.95
Income (loss) from investment operations
Net investment income(a)	0.24	0.31		0.20	0.23	(b)	0.25
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.01)	(0.07)		0.12	0.01		(0.24)
Total from investment operations	0.23	0.24		0.32	0.24		0.01
Less distributions
From net investment income	(0.29)	(0.31)		(0.22)	(0.26)		(0.27)
Total distributions	(0.29)	(0.31)		(0.22)	(0.26)		(0.27)
Proceeds from redemption fees collected	—	—		—	0.00	(c)	—
Net asset value, end of period	$9.64	$9.70		$9.77	$9.67		$9.69
Total return(d)	2.46%	2.55%		3.21%	2.58%		0.10%
Net assets, end of period (in 000s)	$3,673	$7,845		$9,533	$11,935		$12,426
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	1.96%	2.10	%(f)	2.27%	1.96	%(b)	1.92%
Net expenses after advisory fees waived and expenses reimbursed(e)(g)	1.35%	1.59	%(f)	1.95%	1.66%		1.67%
Net investment income	2.48%	3.18	%(f)	2.09%	2.34	%(b)	2.62%
Portfolio turnover rate	175%	221%		314%	211%		181%

(a)  Per share amounts were calculated using average shares outstanding for the period.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Dividend expense totaled 0.07%, 0.29%, 0.42%, 0.16% and 0.03% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively. Interest rebate expense and line of credit interest expense totaled 0.05%, 0.01%, 0.03%, 0.00% and 0.14% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(f)  Effective August 6, 2018, the investment adviser reduced the advisory fee paid by the Fund and agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund's total expenses (other than certain expenses noted in the Notes to Financial Statements) to 1.23% for Class R shares. Prior to August 6, 2018, the expense limitation had been 1.50%

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.23%, 1.29%, 1.50%, 1.50% and 1.50% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund – Class I  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2020	2019		2018	2017		2016
Net asset value, beginning of period	$9.65	$9.73		$9.65	$9.67		$9.93
Income (loss) from investment operations
Net investment income(a)	0.26	0.34		0.23	0.25	(b)	0.27
Net realized and unrealized gains (losses) on investments and foreign currencies	0.01 (c)	(0.08)		0.11	0.02		(0.24)
Total from investment operations	0.27	0.26		0.34	0.27		0.03
Less distributions
From net investment income	(0.32)	(0.34)		(0.26)	(0.29)		(0.29)
Total distributions	(0.32)	(0.34)		(0.26)	(0.29)		(0.29)
Proceeds from redemption fees collected	—	—		—	—		—
Net asset value, end of period	$9.60	$9.65		$9.73	$9.65		$9.67
Total return(d)	2.82%	2.70%		3.61%	2.78%		0.30%
Net assets, end of period (in 000s)	$56,869	$49,795		$36,207	$44,159		$41,992
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	1.71%	1.85	%(f)	2.02%	1.71	%(b)	1.68%
Net expenses after advisory fees waived and expenses reimbursed(e)(g)	1.10%	1.32	%(f)	1.70%	1.41%		1.43%
Net investment income	2.73%	3.51	%(f)	2.34%	2.62	%(b)	2.84%
Portfolio turnover rate	175%	221%		314%	211%		181%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Dividend expense totaled 0.07%, 0.29%, 0.42% 0.16% and 0.04% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively. Interest rebate expense and line of credit interest expense totaled 0.05%, 0.01%, 0.03%, 0.00% and 0.14% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(f)  Effective August 6, 2018, the investment adviser reduced the advisory fee paid by the Fund and agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund's total expenses (other than certain expenses noted in the Notes to Financial Statements) to 0.98% for Class I shares. Prior to August 6, 2018, the expense limitation had been 1.25%

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 0.98%, 1.02%, 1.25%, 1.25% and 1.25% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Credit Opportunities Fund – Class C  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2020	2019		2018	2017		2016
Net asset value, beginning of period	$9.67	$9.74		$9.62	$9.61		$9.89
Income (loss) from investment operations
Net investment income(a)	0.16	0.24		0.13	0.16	(b)	0.18
Net realized and unrealized gains (losses) on investments and foreign currencies	0.00 (c)	(0.07)		0.11	0.02		(0.25)
Total from investment operations	0.16	0.17		0.24	0.18		(0.07)
Less distributions
From net investment income	(0.22)	(0.24)		(0.12)	(0.17)		(0.21)
Total distributions	(0.22)	(0.24)		(0.12)	(0.17)		(0.21)
Net asset value, end of period	$9.61	$9.67		$9.74	$9.62		$9.61
Total return(d)(e)	1.70%	1.79%		2.53%	1.83%		(0.72%)
Net assets, end of period (in 000s)	$659	$468		$640	$1,053		$1,220
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	2.71%	2.86	%(g)	3.02%	2.71	%(b)	2.68%
Net expenses after advisory fees waived and expenses reimbursed(f)(h)	2.10%	2.34	%(g)	2.70%	2.41%		2.43%
Net investment income	1.65%	2.46	%(g)	1.38%	1.69	%(b)	1.92%
Portfolio turnover rate	175%	221%		314%	211%		181%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

(f)  Dividend expense totaled 0.07%, 0.29%, 0.42%, 0.16% and 0.04% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively. Interest rebate expense and line of credit interest expense totaled 0.05%, 0.01%, 0.03%, 0.00% and 0.14% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(g)  Effective August 6, 2018, the investment adviser reduced the advisory fee paid by the Fund and agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund's total expenses (other than certain expenses noted in the Notes to Financial Statements) to 1.98% for Class C shares. Prior to August 6, 2018, the expense limitation had been 2.25%.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.98%, 2.04%, 2.25%, 2.25% and 2.25% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund – Class A  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2020	2019		2018	2017		2016
Net asset value, beginning of period	$9.65	$9.73		$9.66	$9.67		$9.93
Income (loss) from investment operations
Net investment income(a)	0.23	0.31		0.17	0.23	(b)	0.25
Net realized and unrealized gains (losses) on investments and foreign currencies	0.01 (c)	(0.08)		0.14	0.02		(0.25)
Total from investment operations	0.24	0.23		0.31	0.25		—
Less distributions
From net investment income	(0.29)	(0.31)		(0.24)	(0.26)		(0.26)
Total distributions	(0.29)	(0.31)		(0.24)	(0.26)		(0.26)
Net asset value, end of period	$9.60	$9.65		$9.73	$9.66		$9.67
Total return(d)(e)	2.56%	2.45%		3.10%	2.58%		0.02%
Net assets, end of period (in 000s)	$88	$121		$153	$107		$104
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	1.96%	2.10	%(g)	2.27%	1.96	%(b)	1.91%
Net expenses after advisory fees waived and expenses reimbursed(f)(h)	1.35%	1.58	%(g)	1.95%	1.66%		1.66%
Net investment income	2.37%	3.24	%(g)	1.81%	2.35	%(b)	2.62%
Portfolio turnover rate	175%	221%		314%	211%		181%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares or the imposition of any sales load.

(e)  Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

(f)  Dividend expense totaled 0.07%, 0.29%, 0.42%, 0.16% and 0.02% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively. Interest rebate expense and line of credit interest expense totaled 0.05%, 0.01%, 0.03%, 0.00% and 0.14% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(g)  Effective August 6, 2018, the investment adviser reduced the advisory fee paid by the Fund and agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund's total expenses (other than certain expenses noted in the Notes to Financial Statements) to 1.23% for Class A shares. Prior to August 6, 2018, the expense limitation had been 1.50%

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.23%, 1.28%, 1.50%, 1.50% and 1.50% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2020

Water Island Long/Short Fund – Class R  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2020	2019		2018	2017		2016
Net asset value, beginning of period	$9.88	$10.12		$9.99	$9.31		$10.12
Income (loss) from investment operations
Net investment income (loss)(a)	0.28	(0.01	)(c)	(0.05)	(0.20	)(b)	(0.03)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.46	(0.03)		0.18	0.88		(0.69)
Total from investment operations	0.74	(0.04)		0.13	0.68		(0.72)
Less distributions
From net investment income	(0.03)	—		—	—		—
From net realized gains	(0.14)	(0.20)		—	—		(0.09)
Total distributions	(0.17)	(0.20)		—	—		(0.09)
Net asset value, end of period	$10.45	$9.88		$10.12	$9.99		$9.31
Total return(d)	7.58%	(0.29%)		1.30%	7.30%		(7.12%)
Net assets, end of period (in 000s)	$11	$10		$10	$10		$9
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	12.79%	11.69%		12.52%	15.85	%(b)	20.24%
Net expenses after advisory fees waived and expenses reimbursed(e)(f)	1.92%	2.43%		2.35%	2.66%		2.62%
Net investment income (loss)	2.81%	(0.15%)		(0.47%)	(2.14	%)(b)	(0.34%)
Portfolio turnover rate	577%	528%		520%	449%		416%

(a)  Per share amounts were calculated using average shares outstanding for the period.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to $0.01 per share and 0.08% of average net assets.

(c)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Dividend expense totaled 0.22%, 0.74%, 0.66%, 0.84% and 0.70% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.00%, 0.00%, 0.13% and 0.23% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(f)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69%, 1.69%, 1.69% and 1.69% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Long/Short Fund – Class I  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2020	2019	2018	2017		2016
Net asset value, beginning of period	$9.88	$10.12	$9.99	$9.31		$10.12
Income (loss) from investment operations
Net investment income (loss)(a)	0.30	0.01	(0.02)	(0.18	)(b)	(0.04)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.47	(0.05)	0.15	0.86		(0.68)
Total from investment operations	0.77	(0.04)	0.13	0.68		(0.72)
Less distributions
From net investment income	(0.06)	—	—	—		—
From net realized gains	(0.14)	(0.20)	—	—		(0.09)
Total distributions	(0.20)	(0.20)	—	—		(0.09)
Net asset value, end of period	$10.45	$9.88	$10.12	$9.99		$9.31
Total return(c)	7.84%	(0.29%)	1.30%	7.30%		(7.12%)
Net assets, end of period (in 000s)	$1,909	$2,344	$2,177	$2,048		$1,302
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)	12.53%	11.44%	12.27%	15.60	%(b)	20.02%
Net expenses after advisory fees waived and expenses reimbursed(d)(e)	1.66%	2.18%	2.10%	2.41%		2.40%
Net investment income (loss)	2.97%	0.12%	(0.22%)	(1.88	%)(b)	(0.47%)
Portfolio turnover rate	577%	528%	520%	449%		416%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to $0.01 per share and 0.08% of average net assets.

(c)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Dividend expense totaled 0.21%, 0.74%, 0.66%, 0.84% and 0.72% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.00%, 0.00%, 0.13% and 0.24% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(e)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.44%, 1.44%, 1.44%, 1.44% and 1.44% of average net assets for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2020

The Arbitrage Funds  Notes to Financial Statements

May 31, 2020

1. ORGANIZATION

The Arbitrage Funds (the "Trust") is a Delaware statutory trust, which was organized on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objective and policies. The four series presently authorized are the Arbitrage Fund (the "Arbitrage Fund"), the Water Island Diversified Event-Driven Fund (the "Diversified Event-Driven Fund"), the Water Island Credit Opportunities Fund (the "Credit Opportunities Fund") and the Water Island Long/Short Fund (the "Long/Short Fund"), each a "Fund" and collectively the "Funds". Prior to August 5, 2019, the Diversified Event-Driven Fund was named Arbitrage Event-Driven Fund. The Diversified Event-Driven Fund's portfolio manager, investment objective and investment strategies did not change. The Arbitrage Fund, the Diversified Event-Driven Fund and the Credit Opportunities Fund are each a diversified series of the Trust. The Long/Short Fund is a non-diversified series of the Trust. The Funds' investments are managed by Water Island Capital, LLC (the "Adviser").

Commencement of Operations
Fund	Class R shares	Class I shares	Class C shares	Class A shares
Arbitrage Fund	September 18, 2000	October 17, 2003	June 1, 2012	June 1, 2013
Diversified Event-Driven Fund	October 1, 2010	October 1, 2010	June 1, 2012	June 1, 2013
Credit Opportunities Fund	October 1, 2012	October 1, 2012	October 1, 2012	June 1, 2013
Long/Short Fund	January 2, 2015	January 2, 2015	N/A	N/A

The investment objective of the Arbitrage Fund is to seek to achieve capital growth by engaging in merger arbitrage. The investment objective of the Diversified Event-Driven Fund is to seek to achieve capital growth by investing in companies that are impacted by corporate events such as mergers, acquisitions, asset sales, restructurings, recapitalizations, refinancings, reorganizations and other special situations. The investment objective of the Credit Opportunities Fund is to seek to provide current income and capital growth by investing in debt securities impacted by events such as reorganizations, restructurings, recapitalizations, debt maturities, refinancings, mergers, acquisitions, regulatory changes and other special situations. The investment objective of the Long/Short Fund is to seek to achieve capital appreciation over a full market cycle with lower volatility than the broad equity market.

The Arbitrage Fund, Water Island Diversified Event-Driven Fund and Water Island Credit Opportunities Fund's four classes of shares, Class R, Class I, Class C and Class A, and the Water Island Long/Short Fund's two classes of shares, Class R and Class I, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and the investment eligibility requirements. Class R shares, Class C shares and Class A shares are subject to an annual distribution and servicing fee of up to 0.25%, 1.00% and 0.25%, respectively, of each Fund's average daily net assets attributable to Class R shares, Class C shares and Class A shares, respectively, whereas Class I shares are not subject to any distribution and servicing fees. Class C shares are also subject to a 1.00% contingent deferred sales charge on all purchases redeemed within 12 months of purchase. Class A shares of the Arbitrage Fund are sold subject to a maximum front-end sales load equal to 2.75% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $250,000, purchased without a front-end sales charge and redeemed within 18 months of purchase. Class A shares of the Diversified Event-Driven Fund and the Credit Opportunities Fund are sold subject to a

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

maximum front-end sales load equal to 3.25% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $250,000 purchased without a front-end sales charge and redeemed within 18 months of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The Funds are considered investment companies for financial reporting purposes under GAAP and Accounting Standards Codification Topic 946 — Financial Services — Investment Companies.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform, which provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions which are affected by reference rate reform if certain criteria are met. Such provisions are elective and apply to all entities as of March 12, 2020 through December 31, 2022, subject to meeting certain criteria, that have transactions that reference LIBOR or another reference rate that are discontinued because of reference rate reform. ASU 2020-04 had no impact on the Funds during the current reporting period.

The Funds have adopted Financial Accounting Standards Board Accounting Standards Update ("ASU") No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities", which amends the accounting standards to shorten the amortization period of certain purchased callable debt securities held at a premium to the earliest call date. The ASU is effective for annual and interim periods beginning after December 15, 2018. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal year ended May 31, 2020. The change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Funds' financial statements.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments — The Funds' portfolio securities are valued as of the close of trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern standard time). Common stocks, mutual funds and other securities, including open short positions that are traded on a securities exchange, are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Redeemable securities issued by open-end investment companies are valued at the investment company's respective net asset value, with the exception of exchange-traded open-end investment companies, which are priced as common stocks. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. If a significant event that affects the valuation of a foreign security occurs between the close of a foreign security's primary exchange and the time the Funds calculate their net asset value ("NAV"), the Funds will fair value the foreign security to account for this discrepancy. Securities which are listed on an exchange but which are not traded on the valuation date will be valued at last bid if held long, and last ask

Annual Report | May 31, 2020

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

if held short. Put and call options and securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, debt securities are priced based upon an evaluated bid provided by independent, third-party pricing agents. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Single name swap agreements are valued based on the underlying terms of the agreement. Other swap agreements (such as baskets of securities) are valued daily based on the terms of the swap agreement as provided by an independent third party or the counterparty. If a third-party valuation is not available, these other swap agreements are valued based on the valuation provided by the counterparty.

Other assets and securities for which no quotations are readily available are valued at fair value using methods determined in good faith by the Pricing Committee, which is under the supervision of the Board of Trustees of the Trust. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has been acquired through completion of a merger/tender or the security's primary pricing source is not able or willing to provide a price. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Fair Value Measurements — In accordance with the authoritative guidance on fair value measurements under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year ended May 31, 2020, there were no significant changes to the Funds' fair value methodologies. Transfers for Level 3 securities, if any, are shown as part of the leveling table in each Fund's Portfolio of Investments.

Share Valuation and Redemption Fees — The net asset value per share of each class of shares of the Funds is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of each Fund is equal to the net asset value per share. The Trust does not impose a redemption fee on the sale of a Fund's shares.

Security Transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Short Positions — The Funds may sell securities short for economic hedging purposes. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Portfolio of Investments. The Funds are liable for any dividends and interest payable on securities while those securities are in a short position. As collateral for their short positions, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The Funds are charged an interest rebate expense by the prime broker on securities sold short. The interest rebate expense is charged for the duration of time that a security is sold short and is shown on the Statements of Operations.

Derivative Instruments and Hedging Activities — The following discloses the Funds' use of derivative instruments and hedging activities.

The Funds' investment objectives not only permit the Funds to purchase investment securities, but they also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, swap contracts, forward foreign currency exchange contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to satisfy the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors. The Funds may, but are not required to, seek to reduce their currency risk by hedging part or all of their exposure to various foreign currencies.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Investments in securities issued by small and

Annual Report | May 31, 2020

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. To the extent a Fund invests in securities of small and medium capitalization companies, it may be more vulnerable to adverse business events than larger, more established companies.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

Credit Risk: Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

The extent of the impact of the novel coronavirus ("COVID-19") outbreak on the financial performance of the Funds will depend on future developments, including duration and spread of the outbreak, related advisories and restrictions, and the impact of COVID-19 on the financial markets and the overall economy, all of which are highly uncertain and cannot be predicted. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund's ability to achieve its investment objective. If the financial markets and/or the overall economy are impacted for an extended period of time, the Funds' results of operations may be materially adversely affected. During the year ended May 31, 2020, there was no significant impact to the Funds.

Risk of Investing in Derivatives: The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds' performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative instruments and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty to a transaction will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by derivative type in the notes that follow.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

Options held by the Funds at May 31, 2020 are disclosed in the Portfolio of Investments.

During the period ended May 31, 2020, the Funds engaged in option writing/purchasing to limit volatility and correlation and to create income and optionality.The maximum potential amount of future payments (undiscounted) that a fund as a writer of put options could be required to make is equal to the notional amount multiplied by the exercise price as shown in the Schedule of Investments.

Foreign Currency Exchange Contracts: The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Funds' foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Funds' securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

Foreign currency exchange contracts held by the Funds at May 31, 2020 are disclosed in the Portfolio of Investments.

During the period ended May 31, 2020, the Funds entered into foreign currency exchange contracts to hedge currency risk.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. The Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the Options Writing/Purchasing section above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund's ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. Warrants and rights

Annual Report | May 31, 2020

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Warrants/rights held by the Funds at May 31, 2020 are disclosed in the Portfolio of Investments.

During the period ended May 31, 2020, the Funds held warrants/rights as a result of receiving them from completed deals, and to participate in investment opportunities.

Swaps: Certain Funds may enter into interest rate, index, equity, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange ("centrally cleared swaps") or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Fund's counterparty on the swap agreement becomes the CCP.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (LIBOR) or the federal funds rate, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The Funds will typically enter into agreements based on either long or short exposure to underlying equities. To help mitigate against default risk by the counterparties these agreements are reset monthly, with cashflows exchanged based on the change in the value of the underlying equity from either the opening price or the last reset price, netted against the interest leg of the swap.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund's portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e., the Fund's current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on management's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code"), may limit a Fund's ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") govern over-the-counter financial derivative transactions entered into by a Fund and counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap agreements held by the Funds at May 31, 2020 are disclosed in the Portfolio of Investments.

During the period ended May 31, 2020, the Arbitrage Fund, Diversified Event-Driven Fund, Credit Opportunities Fund and Long/Short Fund entered into swap agreements to gain efficient exposure to underlying equities.

Annual Report | May 31, 2020

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

Fair Value of Derivative Instruments – Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Funds or any counterparty on the Statement of Assets and Liabilities. The fair value of derivative instruments for the Funds as of the year ended May 31, 2020, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Arbitrage Fund
Foreign Currency Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$4,054,734	Unrealized depreciation on forward foreign currency exchange contracts	$1,169,055
		$4,054,734		$1,169,055
Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Diversified Event-Driven Fund
Foreign Currency Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$227,160	Unrealized depreciation on forward foreign currency exchange contracts	$85,614
Equity Contracts (purchased option contracts)	Investments: at fair value of unaffiliated investments	7,840		—
		$235,000		$85,614

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Credit Opportunities Fund
Equity Contracts (purchased option contracts)	Investments: at fair value of unaffiliated investments	$930,874		$—
Equity Contracts (written option contracts)		—	Written options, at value	17,100
		$930,874		$17,100
Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Long/Short Fund
Foreign Currency Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$2,429	Unrealized depreciation on forward foreign currency exchange contracts	$1,145
Equity Contracts (purchased option contracts)	Investments: at fair value of unaffiliated investments	33,279		—
Equity Contracts (written option contracts)		—	Written options, at value	8,949
		$35,708		$10,094

Annual Report | May 31, 2020

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

The effect of derivative instruments on the Funds' Statement of Operations for the year ended May 31, 2020, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Arbitrage Fund
Foreign Currency Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$3,988,837	$(2,224,904)
Equity Contracts (swap contracts)	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	(12,721,184)	—
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	(5,039,302)	252,665
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	317,902	(25,601)
		$(13,453,747)	$(1,997,840)

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Diversified Event-Driven Fund
Foreign Currency Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$86,167	$(29,486)
Equity Contracts (swap contracts)	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	1,324,551	—
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	(621,405)	26,088
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	181,455	(4,956)
		$970,768	$(8,354)

Annual Report | May 31, 2020

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Credit Opportunities Fund
Equity Contracts (swap contracts)	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	$(113,022)	$—
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	130,754	243,824
Equity Contracts (written option contracts) (depreciation) on: Written option contracts	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation	21,926	(9,147)
		$39,658	$234,677
Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Change in Realized Gain/(Loss) On Derivatives Recognized In Income	Unrealized Gain/(Loss) On Derivatives Recognized In Income
Long/Short Fund
Foreign Currency Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$2,966	$184
Equity Contracts (swap contracts)	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	(5,921)	—
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	(51,982)	(8,504)
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	14,261	8,092
		$(40,676)	$(228)

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

Volume of derivative instruments held by the Funds during the year ended May 31, 2020, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Arbitrage Fund
Swap Contracts	Notional Quantity	137,878,540
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(154,988,183)
Purchased Option Contracts	Contracts	6,350
Written Option Contracts	Contracts	(350)
Derivative Type	Unit of Measurement	Monthly Average
Diversified Event-Driven Fund
Swap Contracts	Notional Quantity	7,321,475
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(6,112,608)
Purchased Option Contracts	Contracts	1,572
Written Option Contracts	Contracts	(206)
Derivative Type	Unit of Measurement	Monthly Average
Credit Opportunities Fund
Swap Contracts	Notional Quantity	2,488,363
Purchased Option Contracts	Contracts	1,852
Written Option Contracts	Contracts	(26)
Derivative Type	Unit of Measurement	Monthly Average
Long/Short Fund
Swap Contracts	Notional Quantity	12,223
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(120,584)
Purchased Option Contracts	Contracts	191
Written Option Contracts	Contracts	(28)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The Funds held financial instruments such as equity swaps that are subject to enforceable netting arrangements or other similar agreements as of May 31, 2020. At May 31, 2020, there was no unrealized appreciation or depreciation on these instruments held by the Funds. All other derivative contracts held by the Funds were not subject to netting agreements.

Investment Income — Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of any non-reclaimable tax withholdings. Payment-in-kind securities have the option at each

Annual Report | May 31, 2020

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

interest payment date of making interest payments in cash or additional debt securities. Any interest accrued on payment-in-kind securities is recorded as interest income on an accrual basis. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes when information is not available.

Dividends and Distributions to Shareholders — Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Arbitrage Fund, Diversified Event-Driven Fund and Long/Short Fund. Dividends arising from net investment income, if any, are declared daily and paid monthly, and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Credit Opportunities Fund.

Allocation Between Classes — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon the proportionate shares of total net assets of each Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon the proportionate share of total net assets of each Fund.

Federal Income Tax — It is the Funds' policy to continue to comply with the special provisions of Subchapter M of the Code, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a fund so qualifies and distributes at least 90% of its taxable net income, a fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

As of and during the year ended May 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and, if applicable, penalties for any uncertain tax positions. Interest and penalty expense will be recorded as a component of interest or other tax expense. No interest or penalties were recorded during the year ended May 31, 2020. The Funds file U.S. federal, state, and local tax returns as required. The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT TRANSACTIONS

During the year ended May 31, 2020, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, U.S. government securities, equity swap contracts, purchased and written option contracts and securities sold short, were as follows:

	Arbitrage Fund	Diversified Event-Driven Fund	Credit Opportunities Fund	Long/Short Fund
Purchases	$4,061,521,674	$445,403,965	$104,108,744	$7,927,351
Sales and Maturities	3,815,648,074	451,127,609	92,390,415	7,488,564

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

During the year ended May 31, 2020, cost of purchases and proceeds from sales and maturities of U.S. government securities for the Credit Opportunities Fund were as follows:

Credit Opportunities Fund
Purchases	$473,219
Sales	4,191,452

4. LINE OF CREDIT

The Trust, on behalf of the Funds, entered into an agreement which enables the Arbitrage Fund, the Diversified Event-Driven Fund, the Credit Opportunities Fund and the Long/Short Fund to participate in a $100,000,000 unsecured committed revolving line of credit (the "Committed Line") and a $100,000,000 unsecured uncommitted revolving line of credit (the "Uncommitted Line," together with the Committed Line, the "Credit Agreement") with State Street Bank and Trust Company (the "Custodian"). Borrowings are made solely to temporarily finance the purchase or sale of securities or to finance the redemption of the shares of an investor of the Funds. Interest is charged to the Funds based on their borrowings at a rate per annum of the higher of the LIBOR rate plus 1.25% and the overnight federal funds rate plus 1.25%. The Committed Line has a commitment fee of 0.25% per annum on the unused portion of the Committed Line and is payable quarterly. The Uncommitted Line has an upfront fee of $25,000, is held available on a discretionary demand basis and may be terminated by the Custodian or the Trust at any time for any or no reason. On December 3, 2019, the Trust reduced the amount on the Committed Line to $50,000,000. The Trust accrues, on behalf of each of the Funds, the commitment fee on the unused portion of the Committed Line. Such fees are included in the custodian and bank service fees on the Statements of Operations.

In July 2017, the Financial Conduct Authority, the United Kingdom's financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Although there is still uncertainty regarding a replacement rate, it is anticipated that, beginning in 2020, transactions that currently utilize LIBOR will transition to using the Secured Overnight Financing Rate ("SOFR"), which is a broad measure of the cost of overnight borrowings secured by U.S. Treasury securities. However, various counterparties or other entities may be unwilling or unable to utilize SOFR prior to 2021 or may be unable to modify existing agreements or instruments in a timely manner. The transition from LIBOR to SOFR (or any other replacement rate) may lead to a reduction in the value of some LIBOR-based investments and the effectiveness of new hedges placed against existing LIBOR-based investments, as well as significant market uncertainty, increased volatility, and illiquidity in markets for various instruments, which may result in prolonged adverse market conditions and impact a Fund's performance or NAV.

For the year ended May 31, 2020, the Arbitrage Fund, the Diversified Event-Driven Fund, the Credit Opportunities Fund and the Long/Short Fund had average borrowings of $39,958,333, $2,661,404, $2,733,333 and $50,000, respectively, over a period of 24 days, 57 days, 156 days and 4 days, respectively, at a weighted average interest rate of 3.58%, 2.72%, 2.47% and 2.90%, respectively. Interest expense on the line of credit for the Arbitrage Fund, the Diversified Event-Driven Fund, the Credit Opportunities Fund and the Long/Short Fund during the year ended May 31, 2020, is shown as line of credit interest expense on the Statements of Operations. The Arbitrage Fund, the Diversified Event-Driven Fund and the Long/Short Fund had no outstanding borrowings at May 31, 2020. The Credit Opportunities Fund had outstanding borrowings of $2,400,000 at May 31, 2020.

Annual Report | May 31, 2020

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

5. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Funds' investments are managed by the Adviser according to the terms of Investment Advisory Agreements. Under the Investment Advisory Agreement between the Adviser and the Arbitrage Fund, as amended and restated on October 1, 2007, the Arbitrage Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% on the first $250 million, 1.20% on the next $50 million, 1.15% on the next $50 million, 1.10% on the next $75 million, 1.05% on the next $75 million and 1.00% for amounts over $500 million, based on the Arbitrage Fund's average daily net assets. Effective November 1, 2019, the Diversified Event-Driven Fund reduced the annual investment advisory fee to 1.10% based on the Diversified Event-Driven Fund's average daily net assets. Prior to November 1, 2019, under the Investment Advisory Agreement between the Adviser and the Diversified Event-Driven Fund dated September 27, 2010, the Diversified Event-Driven Fund paid the Adviser an annual fee, which was computed and accrued daily and paid monthly, of 1.25% based on the Diversified Event-Driven Fund's average daily net assets. Effective August 6, 2018, the Credit Opportunities Fund reduced the annual investment advisory fee to 0.95% on the first $250 million of its average daily net assets, 0.90% on the next $500 million of its average daily net assets and 0.85% on its average daily net assets in excess of $750 million. Prior to August 6, 2018, under the Investment Advisory Agreement between the Adviser and the Credit Opportunities Fund dated October 1, 2012, the Credit Opportunities Fund paid an average annual fee of 1.00% on the amount of the Credit Opportunities Fund's average daily net assets. Under the Investment Advisory Agreement between the Adviser and the Long/Short Fund dated December 22, 2014, the Long/Short Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% based on the Long/Short Fund's average daily net assets.

The Adviser has contractually agreed, at least until September 30, 2021, to waive its advisory fee and/or reimburse the Funds' other expenses to the extent that total operating expenses (exclusive of taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of the Funds' average daily net assets attributable to each share class as shown in the table below:

	Arbitrage Fund	Diversified Event-Driven Fund	Credit Opportunities Fund	Long/Short Fund
Class R	1.69%	1.69%	1.23%	1.69%
Class I	1.44%	1.44%	0.98%	1.44%
Class C	2.44%	2.44%	1.98%	N/A
Class A	1.69%	1.69%	1.23%	N/A

Effective August 6, 2018, the Adviser has contractually agreed to provide additional expense reimbursements to the Credit Opportunities Fund by lowering the contractual expense limitation, not including taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities, to the amounts in the table above. Prior to August 6, 2018, the expense limitation was 1.50% of the Credit Opportunities Fund's average daily net assets allocable to the Class R shares, 1.25% of the Credit Opportunities Fund's average daily net assets allocable to the Class I shares, 2.25% of the Credit Opportunities Fund's average daily net assets allocable to the Class C shares, and 1.50% of the Credit Opportunities Fund's average daily net assets allocable to the Class A shares.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

During the year ended May 31, 2020, the Arbitrage Fund invested in the Diversified Event-Driven Fund. The Adviser has agreed to waive $408,207 in advisory fees paid by the Arbitrage Fund on the Arbitrage Fund's assets that are invested in the Diversified Event-Driven Fund.

As of May 31, 2020, the Credit Opportunities Fund and the Long/Short Fund had $1,560 and $13,504, respectively, receivable from the Adviser due to advisory fee reimbursements.

For the year ended May 31, 2020, the aggregate net fee paid to the Adviser as a percentage of average net assets for the Arbitrage Fund, Diversified Event-Driven Fund, Credit Opportunities Fund and Long/Short Fund was 1.03%, 0.88%, 0.34% and 0.00%, respectively.

The Adviser may recapture any waived amount from a Fund pursuant to the agreement, if such recapture does not cause the Fund to exceed existing expense limitations in effect at the time the amounts were waived, the recapture does not cause the Fund to exceed the current expense limitation and the recapture is done within three years after the date on which the expense was waived. The Adviser can recapture, with the exception of the advisory fees waived related to Arbitrage Fund's investment in the Diversified Event-Driven Fund, any fees it has waived within three fiscal years of the year in which the fees were waived subject to the applicable annual rate of: 1.69% for Class R shares, 1.44% for Class I shares, 2.44% for Class C shares and 1.69% for Class A shares of the Arbitrage Fund and Diversified Event-Driven Fund. The Adviser can recapture any fees it has waived within three fiscal years of the year in which the fees were waived subject to the applicable annual rate of: 1.69% for Class R shares, 1.44% for Class I shares, 2.44% of the Long/Short Fund. The Advisor can recapture any fees it has waived within three years of the date of the expense waiver for the Credit Opportunities Fund subject to the applicable annual rate of 1.23% for Class R shares, 0.98% for Class I shares, 1.98% for Class C shares and 1.23% for Class A shares of the Credit Opportunities Fund for fees waived after August 6, 2018. Prior to August 6, 2018, the Adviser can recapture any fees it has waived within three years after the year in which the expense was waived subject to the applicable annual rate of 1.50% for Class R shares, 1.25% for Class I shares, 2.25% for Class C shares and 1.50% for Class A shares of the Credit Opportunities Fund provided that such recapture would not cause the expense ratio of the Credit Opportunities Fund to exceed the limit in effect at the time such fees were recaptured.

As of May 31, 2020, the balances of future fee and expense recaptures for each Fund were as follows:

	Expiring May 31, 2021	Expiring May 31, 2022	Expiring May 31, 2023	Total
Diversified Event-Driven Fund
Class R	$212,683	$150,425	$72,714	$435,822
Class I	390,120	392,244	279,224	1,061,588
Class C	5,981	3,752	1,804	11,537
Class A	3,178	3,225	2,112	8,515
Credit Opportunities Fund
Class R	$42,333	$35,953	$46,492	$124,778
Class I	126,190	244,066	305,422	675,678
Class C	2,587	2,613	2,868	8,068
Class A	655	740	1,504	2,899
Long/Short Fund
Class R	$1,030	$938	$1,126	$3,094
Class I	215,161	201,824	216,303	633,288

Annual Report | May 31, 2020

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

During the year ended May 31, 2020, the Adviser did not recapture fees or expenses from the Funds.

Administration Agreement

State Street Bank & Trust Company serves as the Trust's administrator pursuant to an Administration Agreement with the Trust.

Distribution Agreement

ALPS Distributors, Inc. (the "Distributor") serves as the Funds' distributor. The Distributor acts as an agent for the Funds and the distributor of their shares. The Funds have adopted, with respect to their Class R, Class C shares and Class A shares, as applicable, a plan of distribution pursuant to Rule 12b-1 under the 1940 Act which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' Class R shares, Class C shares and Class A shares and for services provided to shareholders. The Plan is a "reimbursement" plan. This means that a Fund's Class R shares, Class C shares and Class A shares only pay the 12b-1 fee to the extent that the Adviser, the Distributor or others have incurred expenses in the promotion and distribution of the shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others. Under the distribution plan, a Fund may pay compensation to any broker-dealer with whom the Distributor or the Funds has entered into a contract to distribute Class R shares, Class C shares or Class A shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% for Class R shares, 0.75% for Class C shares and 0.25% for Class A shares, respectively, of the average daily net assets allocable to a Fund's Class R shares, Class C shares and Class A shares, respectively. In addition, the Plan permits each Fund to make payments at an annual rate of up to 0.25% of the Fund's Class C shares for expenses incurred in connection with the provision of shareholder support or administrative services for the Fund's Class C shares.

During the year ended May 31, 2020, the Arbitrage Fund's Class R shares incurred $356,873, Class C shares incurred $196,500 and Class A shares incurred $45,572, respectively, in distribution expenses for Class R shares and Class A shares and distribution and shareholder support expenses for Class C shares, all of which was used to compensate broker-dealers. During the year ended May 31, 2020, the Diversified Event-Driven Fund's Class R shares incurred $64,332, Class C shares incurred $6,378 and Class A shares incurred $1,865, respectively, in distribution expenses for Class R shares and Class A shares and distribution and shareholder support expenses for Class C shares, all of which was used to compensate broker-dealers. During the year ended May 31, 2020, the Credit Opportunities Fund's Class R shares incurred $18,976, Class C shares incurred $4,679 and Class A shares incurred $614, respectively, in distribution expenses for Class R shares and Class A shares and distribution and shareholder support expenses for Class C shares, all of which was used to compensate broker-dealers. During the year ended May 31, 2020, the Long/Short Fund's Class R shares incurred $26, Class C shares incurred $17 and Class A shares incurred $4, respectively, in distribution expenses for Class R shares and Class A shares and distribution and shareholder support expenses for Class C shares, all of which was used to compensate broker-dealers. Effective July 31, 2019, Class A and Class C shares of the Long/Short Fund were liquidated.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

Chief Compliance Officer

Certain officers of the Trust are also officers of the Adviser. The Chief Compliance Officer ("CCO") of the Trust also serves as the CCO of the Adviser. The Funds currently pay the Adviser 50% of the CCO's salary for the CCO's provision of services to the Funds.

Chief Financial Officer

Foreside Management Services, LLC provides Chief Financial Officer ("CFO") services to the Trust. Foreside Management Services, LLC is compensated by the Trust under a Fund CFO/Treasurer Agreement.

Transfer Agent And Shareholder Services Agreement

DST Systems, Inc. ("DST") is the Funds' transfer agent, and per an agency agreement, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

6. AFFILIATED ISSUER TRANSACTIONS

A summary of affiliated transactions for the Arbitrage Fund for the year ended May 31, 2020 follows:

Affiliated Issuer	Beginning Value as of May 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of May 31, 2020	Shares as of May 31, 2020	Dividend Income	Capital Gain Distributions
Diversified Event-Driven Fund	$15,375,997	$45,119,280	$—	$—	$5,728,034	$66,223,311	6,589,384	$119,280	$—

Other: At May 31, 2020, there were affiliated investors owning 61.58% of Diversified Event-Driven Fund's shares.

Annual Report | May 31, 2020

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

7. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Year Ended May 31, 2020		Year Ended May 31, 2019
Arbitrage Fund - Class R	Shares	Value	Shares	Value
Proceeds from shares sold	1,844,057	$23,874,599	3,793,525	$48,440,688
Shares issued in reinvestment of distributions	226,522	2,928,930	258,687	3,287,911
Payments for shares redeemed	(7,139,305)	(91,524,308)	(8,983,994)	(114,767,511)
Net decrease	(5,068,726)	$(64,720,779)	(4,931,782)	$(63,038,912)
Arbitrage Fund - Class I
Proceeds from shares sold	26,307,371	$350,888,952	39,434,735	$518,934,600
Shares issued in reinvestment of distributions	1,798,724	23,994,981	1,630,790	21,330,733
Payments for shares redeemed	(51,892,203)	(688,847,296)	(40,852,721)	(537,722,663)
Net increase/(decrease)	(23,786,108)	$(313,963,363)	212,804	$2,542,670
Arbitrage Fund - Class C
Proceeds from shares sold	362,286	$4,484,833	97,547	$1,191,257
Shares issued in reinvestment of distributions	26,490	325,301	15,160	184,649
Payments for shares redeemed	(323,299)	(3,960,880)	(460,138)	(5,623,667)
Net increase/(decrease)	65,477	$849,254	(347,431)	$(4,247,761)
Arbitrage Fund - Class A
Proceeds from shares sold	721,756	$9,364,614	402,219	$5,124,610
Shares issued in reinvestment of distributions	20,562	265,452	19,983	253,588
Payments for shares redeemed	(798,929)	(10,288,809)	(325,498)	(4,155,387)
Net increase/(decrease)	(56,611)	$(658,743)	96,704	$1,222,811

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

	Year Ended May 31, 2020		Year Ended May 31, 2019
Diversified Event-Driven Fund - Class R	Shares	Value	Shares	Value
Proceeds from shares sold	438,183	$4,185,461	572,854	$5,382,416
Shares issued in reinvestment of distributions	3,440	33,265	37,998	353,763
Payments for shares redeemed	(2,883,407)	(26,064,348)	(2,196,314)	(20,654,136)
Net decrease	(2,441,784)	$(21,845,622)	(1,585,462)	$(14,917,957)
Diversified Event-Driven Fund - Class I
Proceeds from shares sold	5,883,521	$53,863,559	1,337,752	$12,728,183
Shares issued in reinvestment of distributions	44,603	434,430	173,194	1,622,831
Payments for shares redeemed	(5,789,051)	(53,843,540)	(2,596,458)	(24,686,089)
Net increase/(decrease)	139,073	$454,449	(1,085,512)	$(10,335,075)
Diversified Event-Driven Fund - Class C
Proceeds from shares sold	10,870	$101,200	119	$1,100
Shares issued in reinvestment of distributions	—	—	441	4,041
Payments for shares redeemed	(58,434)	(550,984)	(41,879)	(387,752)
Net decrease	(47,564)	$(449,784)	(41,319)	$(382,611)
Diversified Event-Driven Fund - Class A
Proceeds from shares sold	7,600	$73,084	37,148	$351,232
Shares issued in reinvestment of distributions	180	1,743	1,399	13,015
Payments for shares redeemed	(57,399)	(560,515)	(28,180)	(266,487)
Net increase/(decrease)	(49,619)	$(485,688)	10,367	$97,760

Annual Report | May 31, 2020

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

	Year Ended May 31, 2020		Year Ended May 31, 2019
Credit Opportunities Fund - Class R	Shares	Value	Shares	Value
Proceeds from shares sold	497,173	$4,825,641	565,549	$5,466,164
Shares issued in reinvestment of distributions	24,121	233,233	23,032	223,098
Payments for shares redeemed	(949,307)	(8,929,822)	(755,201)	(7,333,975)
Net decrease	(428,013)	$(3,870,948)	(166,620)	$(1,644,713)
Credit Opportunities Fund - Class I
Proceeds from shares sold	2,161,328	$20,403,304	2,701,830	$26,082,551
Shares issued in reinvestment of distributions	170,327	1,636,801	166,340	1,601,817
Payments for shares redeemed	(1,565,768)	(14,940,053)	(1,431,809)	(13,740,602)
Net increase	765,887	$7,100,052	1,436,361	$13,943,766
Credit Opportunities Fund - Class C
Proceeds from shares sold	33,505	$325,001	—	$—
Shares issued in reinvestment of distributions	1,057	10,156	1,278	12,324
Payments for shares redeemed	(14,435)	(138,110)	(18,575)	(180,135)
Net increase/(decrease)	20,127	$197,047	(17,297)	$(167,811)
Credit Opportunities Fund - Class A
Proceeds from shares sold	30,785	$297,278	1,501	$14,514
Shares issued in reinvestment of distributions	748	7,170	466	4,485
Payments for shares redeemed	(34,897)	(324,406)	(5,171)	(49,069)
Net decrease	(3,364)	$(19,958)	(3,204)	$(30,070)

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

	Year Ended May 31, 2020		Year Ended May 31, 2019
Long/Short Fund - Class R	Shares	Value	Shares	Value
Shares issued in reinvestment of distributions	18	176	21	206
Net increase	18	$176	21	$206
Long/Short Fund - Class I
Proceeds from shares sold	7,089	$70,694	36,793	$366,929
Shares issued in reinvestment of distributions	3,640	36,186	4,583	43,718
Payments for shares redeemed	(65,259)	(645,623)	(19,151)	(189,524)
Net increase/(decrease)	(54,530)	$(538,743)	22,225	$221,123
Long/Short Fund - Class C(a)
Shares issued in reinvestment of distributions	—	—	21	206
Payments for shares redeemed	(1,031)	(10,300)	—	—
Net increase/(decrease)	(1,031)	$(10,300)	21	$206
Long/Short Fund - Class A(a)
Shares issued in reinvestment of distributions	—	—	22	206
Payments for shares redeemed	(1,031)	(10,303)	—	—
Net increase/(decrease)	(1,031)	$(10,303)	22	$206

(a)  Effective July 31, 2019, Class A and Class C shares of the Long/Short Fund were liquidated.

8. FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the basis outlined below:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on security transactions; and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

Annual Report | May 31, 2020

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

9. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. SECURITIES LENDING

To generate additional income, the Funds may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. At the time of the loan, the Funds must receive from the borrower 102% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest paid on such securities.

Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan, they have the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Funds bear the risk of delay in the recovery of portfolio securities and the risk of loss of rights in the collateral.

The Funds may participate in a securities lending program under which the Funds' custodian, State Street Bank and Trust Company (the "Custodian") acting as securities lending agent, is authorized to lend Fund portfolio securities to qualified brokers/dealers and financial institutions that post appropriate collateral. The value of securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan. The Custodian has agreed to indemnify the Fund in case of default of any security borrower.

Securities on loan are fully collateralized and the collateral was equal to or exceeded the securities on loan. Cash collateral is invested in the State Street Institutional U.S. Government Money Market Fund, Premier Class. The Custodian receives a portion of the interest earned on any reinvested collateral. Income received by the Funds in securities lending transactions during the year ended May 31, 2020, if any, is reflected as securities lending income in the Statement of Operations. The Diversified Event-Driven Fund did participate in securities lending during the year ended May 31, 2020, however, the Funds had no securities on loan as of May 31, 2020.

11. FEDERAL TAX INFORMATION

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is each Fund's intention to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount of distributions from net investment income and net realized gains, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and permanent differences are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate in the period that the differences arise.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

Permanent differences between the Funds' financial statement and income tax reporting requirements are primarily attributable to gains and losses on certain foreign currency related transactions, short sale related dividend expense, investments in passive foreign investment companies, investments in swaps, ordinary loss netting to reduce short-term capital gains, convertible bonds, corporate actions, non-deductible excise tax activity and partnership basis adjustments. These have no effect on the Funds' net assets or net asset value per share.

Fund	Distributable Earnings (Accumulated Loss)	Paid-in Capital
Arbitrage Fund	$12,792	$(12,792)
Diversified Event-Driven Fund	466,034	(466,034)
Credit Opportunities Fund	919	(919)
Long/Short Fund	—	—

The tax character of dividends and distributions declared and paid during the years ended May 31, 2020 and May 31, 2019 was as follows:

Fund	Year Ended	Ordinary Income	Long-Term Capital Gains*	Total Distributions
Arbitrage Fund	5/31/2020	$21,844,119	$12,763,361	$34,607,480
	5/31/2019	29,608,804	2,793,274	32,402,078
Diversified Event-Driven Fund	5/31/2020	$519,956	$—	$519,956
	5/31/2019	2,299,685	—	2,299,685
Credit Opportunities Fund	5/31/2020	$1,899,815	$—	$1,899,815
	5/31/2019	1,863,801	—	1,863,801
Long/Short Fund	5/31/2020	$14,062	$22,300	$36,362
	5/31/2019	39,986	4,350	44,336

*  The Funds designate these distributions as long-term capital gains dividends per IRC code section 852(b)(3)(C).

As of May 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Arbitrage Fund	Diversified Event-Driven Fund	Credit Opportunities Fund	Long/Short Fund
Undistributed ordinary income	$85,958,483	$—	$—	$73,560
Accumulated capital gains/losses	—	—	—	—
Unrealized appreciation/ (depreciation)	(36,421,971)	(1,715,937)	(1,392,015)	508
Capital loss carryover and late year ordinary loss deferrals	—	(51,575,093)	(1,965,987)	(2,124)
Total distributable earnings (accumulated loss)	$49,536,512	$(53,291,030)	$(3,358,002)	$71,944

Annual Report | May 31, 2020

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2020

The following information is computed on a tax basis for each item as of May 31, 2020:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Aggregate Cost of Investments for Income Tax Purposes
Arbitrage Fund	$35,087,412	$(63,647,243)	$(28,559,831)	$1,287,797,247
Diversified Event-Driven Fund	3,738,288	(4,117,827)	(379,539)	102,563,024
Credit Opportunities Fund	1,419,228	(2,180,977)	(761,749)	62,456,778
Long/Short Fund	73,884	(40,287)	33,597	1,896,101

The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) for the Funds are attributable to constructive sales, dividends related to short securities, swap mark to market, wash sales, convertible bonds, straddle loss deferrals, partnership basis adjustments, forward contracts mark to market and unsettled short sales.

Capital Losses

As of May 31, 2020, the Diversified Event-Driven Fund had $42,803,914 of short term and $8,771,179 of long term capital loss carryforwards, the Credit Opportunities Fund had $422,403 of short term and $1,183,171 of long term capital loss carryforwards and Long/Short Fund had $2,124 of long term capital loss carryforwards which may reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

The Diversified Event-Driven Fund utilized $6,475,244 of capital loss carryforwards, and the Credit Opportunities Fund utilized $1,310,691 of capital loss carryforwards during the year ended May 31, 2020.

Late Year Losses

The Credit Opportunities Fund elected to defer to the period ending May 31, 2021 in the amount of $360,413.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

www.arbitragefunds.com | 1-800-295-4485

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of
Trustees of the Arbitrage Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Arbitrage Funds (the Trust) (comprising Arbitrage Fund, Water Island Diversified Event-Driven Fund, previously Arbitrage Event-Driven Fund, Water Island Credit Opportunities Fund, and Water Island Long/Short Fund, (collectively referred to as the "Funds")), including the schedules of investments, as of May 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Trust at May 31, 2020, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodians, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Water Island Capital investment companies since 2012.

Minneapolis, Minnesota
July 28, 2020

Annual Report | May 31, 2020

The Arbitrage Funds  Disclosure of Fund Expenses

May 31, 2020 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution (12b-1) expenses, redemption fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's cost in two ways:

Actual Fund Return. The section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

Hypothetical 5% Return. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes – NOT your Fund's actual return – the account values shown may not apply to your specific investment.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Disclosure of Fund Expenses (continued)

May 31, 2020 (Unaudited)

	Beginning Account Value 12/01/2019	Ending Account Value 05/31/2020	Expense Ratio(a)	Expenses Paid During Period(b)
Arbitrage Fund
Class R
Actual	$1,000.00	$1,011.90	1.46%	$7.34
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	1.46%	$7.36
Class I
Actual	$1,000.00	$1,013.70	1.22%	$6.14
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.22%	$6.16
Class C
Actual	$1,000.00	$1,007.70	2.24%	$11.24
Hypothetical (5% return before expenses)	$1,000.00	$1,013.80	2.24%	$11.28
Class A
Actual	$1,000.00	$1,011.90	1.48%	$7.44
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	1.48%	$7.47

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses, are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

	Beginning Account Value 12/01/2019	Ending Account Value 05/31/2020	Expense Ratio(a)	Expenses Paid During Period(b)
Water Island Diversified Event-Driven Fund
Class R
Actual	$1,000.00	$1,038.40	1.67%	$8.51
Hypothetical (5% return before expenses)	$1,000.00	$1,016.65	1.67%	$8.42
Class I
Actual	$1,000.00	$1,040.90	1.47%	$7.50
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	1.47%	$7.41
Class C
Actual	$1,000.00	$1,035.10	2.39%	$12.16
Hypothetical (5% return before expenses)	$1,000.00	$1,013.05	2.39%	$12.03
Class A
Actual	$1,000.00	$1,039.70	1.71%	$8.72
Hypothetical (5% return before expenses)	$1,000.00	$1,016.45	1.71%	$8.62

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses, are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

Annual Report | May 31, 2020

The Arbitrage Funds  Disclosure of Fund Expenses (continued)

May 31, 2020 (Unaudited)

	Beginning Account Value 12/01/2019	Ending Account Value 05/31/2020	Expense Ratio(a)	Expenses Paid During Period(b)
Water Island Credit Opportunities Fund
Class R
Actual	$1,000.00	$1,007.00	1.32%	$6.62
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.32%	$6.66
Class I
Actual	$1,000.00	$1,009.40	1.08%	$5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	1.08%	$5.45
Class C
Actual	$1,000.00	$1,004.30	2.08%	$10.42
Hypothetical (5% return before expenses)	$1,000.00	$1,014.60	2.08%	$10.48
Class A
Actual	$1,000.00	$1,008.10	1.34%	$6.73
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	1.34%	$6.76

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses, are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

	Beginning Account Value 12/01/2019	Ending Account Value 05/31/2020	Expense Ratio(a)	Expenses Paid During Period(b)
Water Island Long/Short Fund
Class R
Actual	$1,000.00	$1,059.20	1.90%	$9.78
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	1.90%	$9.57
Class I
Actual	$1,000.00	$1,056.60	1.64%	$8.43
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	1.64%	$8.27

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses, are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Additional Information

May 31, 2020 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-295-4485, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies will be available without charge upon request by calling toll-free 1-800-295-4485, or on the SEC's website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file a complete listing of their portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 1-800-295-4485. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Funds' Forms N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report | May 31, 2020

The Arbitrage Funds  Approval of Investment Advisory Agreements

May 31, 2020 (Unaudited)

As required under the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Arbitrage Funds (the "Trust"), which is comprised of Arbitrage Fund, Water Island Diversified Event-Driven Fund, Water Island Credit Opportunities Fund and Water Island Long/Short Fund (each, a "Fund" and, collectively, the "Funds"), determines annually whether to continue each Fund's investment advisory agreement with Water Island Capital, LLC, the investment adviser to each Fund (the "Adviser"). In considering the renewal of the agreements, the Board, including a majority of those Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), as defined in the 1940 Act, met with representatives of the Adviser on May 11, 2020 and on May 28, 2020 (the "Meetings") and in separate executive sessions in advance of and at the May 28, 2020 meeting and approved the continuation of the agreements after concluding that the continuation of the agreements was in the best interests of each Fund and its shareholders.

The Board requested and received materials relating to the agreements in advance of the Meetings. Among other things, the Board considered expense and performance comparisons with other mutual funds in each Fund's peer group as determined by Broadridge Financial Solutions Inc. ("Broadridge"), an independent provider of mutual fund industry data, as well as additional substantial material prepared by the Funds' management. The additional material prepared by management generally included Fund-by-Fund information including each Fund's average net assets; management fees; expense limitation arrangements; investment performance and risk metrics (in addition to the performance information prepared by Broadridge); services provided by the Adviser and profitability information. The Board also considered that it had reviewed the Funds' performance against other comparable mutual funds as provided by the Adviser at the Meetings and at the Board's other meetings throughout the year, in addition to other information requested by the Independent Trustees and provided by the Adviser and other service providers at the Meetings and throughout the year. The Trustees were also continually aware of their requests and information provided by the Adviser and other service providers from previous contract renewal periods as well as information regularly received by the Trustees from various other sources such as the Investment Company Institute ("ICI"), the Independent Directors Council and the Mutual Fund Directors Forum, among others.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of the Adviser, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund's assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board's decision to approve the agreement with respect to each Fund, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision. In connection with its deliberations, the Board considered information provided by the Adviser throughout the year at regular Board meetings and between Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meeting held on May 28, 2020.

Nature, Extent and Quality of the Services under the Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to each Fund by the Adviser under the advisory agreement for such Fund. The Board also noted information received at regular meetings and at other times throughout the year related to the services rendered by the Adviser. The Board reviewed background information about the Adviser, and considered the background and experience of the Adviser's senior management and the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2020 (Unaudited)

research and analysis of actual and potential investments. The Board considered the steps that the Adviser had taken during the past year to improve performance, including, without limitation, hiring and changes in personnel, enhancements in technology, and the Adviser's focus on evaluating risk and performance for the Funds. The Board also received and considered available information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for advisory services. The Trustees and the Adviser discussed the differences between an adviser's duties and its risks incurred in offering a sponsored mutual fund versus the more limited duties and risks involved in acting as a sub-adviser to a mutual fund, and also in comparing a sponsor adviser's duties and risks incurred in offering a sponsored mutual fund versus the much more limited duties and risks incurred managing an institutional separate account. The Board also considered that the Adviser assumes significant entrepreneurial risk in sponsoring new funds and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to all the Funds.

Adviser Profitability

The Board was provided with information on the Adviser's profitability in serving as the investment adviser to each Fund. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of expenses and the adviser's capital structure and cost of capital. Taking these factors into account, the Board concluded that the Adviser's profitability in relation to the services rendered was reasonable and that it was believed to be sufficient to continue to support increased investments to enhance services to the Funds and their shareholders.

Economies of Scale

The Board considered information regarding potential economies of scale with respect to the management of each Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. With respect to the Arbitrage Fund, the Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund's effective fee rate reflected those rate reductions. The Board took note that the Fund's fee structure currently results in benefits to Fund shareholders whether or not the Adviser realizes any economies of scale. With respect to the Water Island Credit Opportunities Fund, the Board noted that the Fund's management fee schedule includes breakpoints and that amendments to the management fee schedule in 2018 had lowered the Fund's management fee. The Board noted that the advisory fee schedules for the Water Island Diversified Event-Driven Fund and the Water Island Long/Short Fund do not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board noted that the advisory fee for the Water Island Diversified Event-Driven Fund had been reduced effective November 1, 2019. The Board determined that, while fee breakpoints were not currently necessary for the Water Island Diversified Event-Driven Fund or the Water Island Long/Short Fund given the smaller size of these Funds, it would continue to review whether breakpoints should be incorporated in the advisory fees for these Funds. The Independent Trustees were also aware that potential economies of scale may be shared acceptably with a Fund in many different manners such as fee breakpoints, fee waivers or caps, reinvestments in the Adviser's business above contractual levels, additional new product offerings, pricing to scale from inception, among others. The Trustees noted that each Fund is party to an expense limitation agreement with the Adviser, pursuant to which the Adviser has agreed to reimburse expenses should they exceed certain contractually specified levels. The Independent Trustees were also aware that is it extremely

Annual Report | May 31, 2020

The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2020 (Unaudited)

difficult to determine whether potential economies of scale in fact exist for any fund, or for a fund complex, and, or, at what point any potential economies of scale may begin to be reduced at some asset level, or possibly reverse and become diseconomies of scale. The Trustees were aware of the ICI report in December 2000 on mutual fund fees and expenses which concluded that potential economies of scale could not be found with a high degree of statistical certainty when a small number of extremely large complexes or funds were omitted. Thus, the Trustees were aware that they needed to use their business judgment and experience in evaluating whether any potential economies of scale might be equitably shared with the Funds.

Other Benefits to the Adviser

The Board considered other benefits received by the Adviser as a result of its relationship with the Funds. The Board concluded that the potential benefits to be derived by the Adviser included the ability to use soft dollar credits as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by the Adviser were consistent with the types of benefits generally derived by investment advisers to mutual funds. The Board considered the standards applied in seeking best execution and reviewed the Adviser's method for and policies with respect to allocating portfolio investment opportunities among its advisory clients, including the Funds. The Independent Trustees considered these and any other potential fall-out benefits and generally determined these to be not material to the consideration of the management and other fees and to the Adviser's profitability generally.

Other Factors and Broader Review

As discussed above, the Board considered detailed materials received from the Adviser as part of the annual review, and also at quarterly meetings throughout the year and over previous years. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed Fund performance reports and compliance reports along with various reports and information evaluating the Adviser's supervisory oversight of third-party service providers and sub-service providers to the Funds.

Investment Advisory Fee Rates and Expenses and Performance

The Board reviewed and considered the contractual advisory fee rates for each Fund in light of the nature, extent and quality of the advisory services provided by the Adviser. The Board also reviewed and considered the contractual fee waivers and expense reimbursements currently in place for each Fund.

The Board received and considered information on the contractual advisory fee and gross and net total operating expense ratios for each Fund in comparison to those of a group of funds within the Fund's Morningstar category selected independently by Broadridge (the "Peer Group") as well as to funds in the same Morningstar category (the "Category"). For each Fund, the Board considered information provided by Broadridge on the Fund's contractual advisory fee in comparison with the contractual advisory fee that would have been charged by other funds within a Peer Group and Category assuming the other funds were similar in size to the Fund. The contractual advisory fee analysis does not take into account any fee waivers or expense reimbursements. The comparisons placed each Fund in various quartiles, with the first quartile being the lowest cost mutual funds. The Broadridge expense data was based upon historical information taken from each Fund's audited annual report for the period ended May 31, 2019. Broadridge provided expense data for Class I shares of each Fund.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2020 (Unaudited)

The performance of each Fund for the periods ended March 31, 2020, was compared to the performance of the funds within the same Morningstar Category, regardless of asset size or primary channel of distribution ("Performance Category"). The Board also received and considered additional information provided by the Adviser on comparisons of the performance of each Fund to additional securities indices that the Adviser deemed relevant to the Board's considerations. The Independent Trustees also noted that they regularly engage in discussions with the Adviser and counsel with regard to the portfolio benchmark comparisons for each Fund.

Arbitrage Fund

The Fund's performance (Class I Shares, net of fees) was compared to that of funds comprising the Morningstar Market Neutral Category. The Fund's net total return ranked in the second quartile of the Market Neutral Category for the one-, three-, five- and ten-year periods. The Fund's performance was also compared to its prospectus benchmark index, the ICE B of A Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund underperformed its benchmark for the one- and three- year periods and outperformed the benchmark for the five- and ten-year and since-inception periods. The Fund's contractual advisory fee was in the third quartile and second quartile of its Category and Peer Group, respectively, and the Fund's net total operating expense ratio (i.e., the Fund's total operating expenses, net of waivers/reimbursements) was in the second quartile and first quartile for the Category and the Peer Group, respectively. It was noted that the Adviser had entered into an expense waiver and reimbursement agreement to limit fees through September 30, 2021, although the Fund's expenses did not currently reach a level to require the Adviser to waive fees or reimburse expenses.

The Board determined that, given all of the factors provided, it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. The Fund's fee structure was considered reasonable.

Water Island Diversified Event-Driven Fund

The Fund's performance (Class I Shares, net of fees) was compared to that of funds comprising the Morningstar Market Neutral Category. The Fund's net total return ranked in the second quartile, third quartile and fourth quartile of the Market Neutral Category for the one-, three-, five-year periods, respectively. The Trustees noted that the Fund's underperformance for the five-year period was partially attributable to the Fund's performance in the calendar year ended 2015, and noted that the Fund's performance had shown improvement since that time. The Fund's performance was also compared to its prospectus benchmark index, the ICE B of A Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund underperformed its benchmark for the one-, three- and five-year periods, and outperformed its benchmark since inception. The Fund's contractual advisory fee was in the fourth and third quartile of its Category and Peer Group, respectively, and the Fund's net total operating expense ratio (i.e., the Fund's total operating expenses, net of waivers/reimbursements) was in the fourth quartile for the Category and Peer Group. However, in this regard, the Board considered that the Broadridge report did not reflect that the Fund's contractual advisory fee rate had been reduced effective November 1, 2019 from 1.25% to 1.10%, and therefore the Board determined that the comparative fee information included in in the report for the Fund was of limited applicability. It was further noted that the Adviser had entered into an expense waiver and reimbursement agreement to limit fund fees and expenses through September 30, 2021.

The Board determined that, given all of the factors provided, it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable and that the absence of breakpoints in the Fund's fee schedule was acceptable at this time, although the Board would continue to monitor whether breakpoints should be implemented for the Fund.

Annual Report | May 31, 2020

The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2020 (Unaudited)

Water Island Credit Opportunities Fund

The Fund's performance (Class I Shares, net of fees) was compared to that of funds comprising the Morningstar Long-Short Credit category. The Fund's net total return for the one- and three- periods was in the first quartile of the Performance Category and for the five-year period was in the second quartile of the Performance Category. The Fund underperformed its primary benchmark, the ICE B of A Merrill Lynch U.S. 3-Month Treasury Bill Index, for the one- and three-year periods and outperformed the benchmark for the five-year and since-inception periods. The Fund underperformed its secondary benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index, for the one-, three- and five-year periods. The Fund's contractual advisory fee was in second quartile of its Category and Peer Group, and the Fund's net total operating expense ratio (i.e., the Fund's total operating expenses, net of waivers/reimbursements) was in the second quartile for the Category and the third quartile for its Peer Group. It was noted that the median and average asset size of the funds in the Peer Group was much larger than that of the Fund and that many of those funds appear to benefit from economies of scale. It was further noted that the Adviser had lowered the Fund's management fee and instituted a breakpoint to the Fund's management fee schedule in 2018 and had entered into an expense waiver and reimbursement agreement to further limit fund fees and expenses through September 30, 2021.

The Board determined, given all of the factors provided, that it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. In light of the Fund's current size and amended fee rate, the Board concluded that the fee structure was reasonable.

Water Island Long/Short Fund

The Fund's performance (Class I Shares, net of fees) was compared to that of funds comprising Morningstar's Long-Short Equity category. The Fund's net total return ranked in the first quartile, second quartile and third quartile of the Performance Category for the one-, three-, five-year periods, respectively. The Fund underperformed its primary benchmark, the ICE B of A Merrill Lynch U.S. 3-Month Treasury Bill Index, for the one-, three- and five-year periods. The Fund outperformed its secondary benchmark, the S&P 500 Index, for the one-year period and underperformed the benchmark for the three- and five-year periods. The Fund's contractual advisory fee was in the third quartile of its Category and Peer Group, and the Fund's net total operating expense ratio (i.e., the Fund's total operating expenses, net of waivers/reimbursements) was in the third quartile for the Category and Peer Group. It was noted that the median and average asset size of the funds in the Peer Group was much larger than that of the Fund and that many of those funds appear to benefit from economies of scale. It was further noted that the Adviser had entered into an expense waiver and reimbursement agreement to limit fund fees and expenses through September 30, 2021.

The Board determined that, given all of the factors provided, it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable and that the absence of breakpoints in the Fund's fee schedule was acceptable at this time, although the Board would continue to monitor whether breakpoints should be implemented for the Fund.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Liquidity Risk

May 31, 2020 (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), the Funds have adopted and implemented a liquidity risk management program (the "Program"). The Program seeks to assess and manage each Fund's liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Funds' Board of Trustees (the "Board") has designated Water Island Capital, LLC, the Funds' investment adviser, as the administrator of the Program. The Program is implemented and monitored by the Operational Risk Committee, a committee comprised of representatives of Water Island Capital, LLC. As part of its responsibilities as administrator, Water Island Capital, LLC has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Funds' Program includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Program includes no less than annual assessments of factors that influence each Fund's liquidity risk; no less than monthly classifications of each Fund's investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of "illiquid investments" (as defined under the Liquidity Rule); establishment of a minimum percentage of a Fund's assets to be invested in investments classified as "highly liquid" (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and periodic reporting to the Funds' Board.

At a meeting of the Board of Trustees on May 28, 2020, Water Island Capital, LLC provided a written report (the "Report") to the Board addressing the operation, adequacy, and effectiveness the Funds' Program, including any material changes to the Program for the period from the inception of the Program on December 1, 2018 through March 31, 2020 ("Reporting Period"). The Report included a summary of the oversight of the Program and the system that is used to operate the Program, a discussion of the Funds' investment strategies and liquidity sources, reasonably anticipated trade sizes, historical redemptions, investor concentrations, liquidity events and liquidity classifications during the Reporting Period. The Report concluded that the Program was operating adequately and effectively in promoting effective liquidity risk management for the Funds during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that each Fund's investment strategy continues to be appropriate given the Fund's status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by the Fund's investment portfolio, is found in the Fund's Prospectus and Statement of Additional Information.

Annual Report | May 31, 2020

The Arbitrage Funds  Trustees & Officers

May 31, 2020 (Unaudited)

INTERESTED TRUSTEES:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
John S. Orrico, CFA* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 60)	Since 2000	President and Chairman of the Board of Trustees	Managing Member, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	5
Christina Chew* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 49)	Since 2018	Trustee	Senior Managing Partner of Water Island Capital, LLC, the Investment Adviser, since 2013.	None	4

*  John S. Orrico and Christina Chew, as affiliated persons of the Adviser, are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**  The registered investment companies in the fund complex include the Trust and AltShares Trust.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2020 (Unaudited)

INDEPENDENT TRUSTEES*:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
John C. Alvarado (Age 60)	Since 2003	Lead Independent Trustee	COO (2018 -present) and CFO (2016-present) of Magnum Development LLC, a privately held Utah-based integrated energy storage and power generation company. Previously, Managing Director at Alvarado Energy Advisors LLC ("AEA"), a boutique investment banking firm providing financial advisory services to middle market energy companies (2014 - 2016); Managing Director for The Seaport Group, a credit-focused investment bank (2010 - 2014).	None	4

Annual Report | May 31, 2020

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2020 (Unaudited)

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Robert P. Herrmann (Age 57)	Since 2012	Trustee	CEO of EQIS Capital Management, Inc., a national financial advisory firm (2020-present). Independent Director of GeoWealth LLC, a technology provider in the financial services industry (2019 -present); Previously, President & CEO of Discovery Data, a leading financial services industry data provider (2009 - 2019).	Independent Director and Chairman of Nominating and Governance Committee of TD Funds (USA) (2014 - 2019); Independent Director of FundChoice Holdings LLC (2014 - 2018); Chairman of the Board, Monmouth Medical Center (since 2012), Advisory Board Member, Monmouth University School of Science (since 2017).	4

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2020 (Unaudited)

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Stephen R. Byers (Age 66)	Since 2016	Trustee	Independent Director (since 2011); Independent Consultant (since 2014).	Independent Chair (since November 2016), Trustee (since 2011), Lead Independent Trustee (2015 - 2016) and Audit Committee Chair (2011 - 2015), Deutsche Bank db-X ETF Trust (45 portfolios); Independent Director and Audit Committee Chair (since 2012), Lead Independent Director (since July 2019), Chairman of Sierra Special Committee (since August 2019), Sierra Income Corporation; Trustee (2002 - 2011), The College of William and Mary, Graduate School of Business; Board Member, (since 2016) and Audit Committee Chair (since 2019), Mutual Fund Directors Forum.	4

Annual Report | May 31, 2020

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2020 (Unaudited)

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Francis X. Tracy (Age 62)	Since 2016	Trustee	Independent Director (since 2016). Previously, President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999 - 2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010 - 2014).	5
Nancy M. Morris (Age 67)	Since 2018	Trustee	Independent Director (since 2019). Previously, Chief Compliance Officer and Managing Director, Wellington Management Company LLP (2012 - 2018).	Director of Diamond Hill Funds (13 portfolios) (since 2019).	5

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2020 (Unaudited)

EXECUTIVE OFFICERS:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
William Keena 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 69)	Anti-Money Laundering Officer since November 2019, Secretary since 2013	Anti-Money Laundering Officer, Secretary	Anti-Money Laundering Officer (2019 - present) and Chief Administrative Officer (2010 -present), Water Island Capital.	N/A	N/A
Jonathon Hickey 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 39)	Since 2013	Treasurer	Chief Operating Officer (2016 -present); Director of Operations (2011 - 2016), Water Island Capital.	N/A	N/A
Monique Labbe Foreside Management Services, LLC 10 High St. #302, Boston, MA 02110 (Age 46)	Since 2015	Chief Financial Officer	Senior Director, Foreside Management Services, LLC*** (2014 - present)	N/A	N/A

Annual Report | May 31, 2020

The Arbitrage Funds

May 31, 2020 (Unaudited)

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Philip Channen 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age: 55)	Since December 2019	Chief Compliance Officer

Chief Compliance Officer, Water Island Capital (2019 -present); Deputy Chief Compliance Officer, HarbourVest Partners, LLC (2017 - 2019); Chief Compliance Officer/Senior Advisor to the CCO, QS Investors, LLC (2014 - 2016).

				N/A	N/A

*  Each Independent Trustee may be contacted by writing to the Trustee c/o Fatima Sulaiman, K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600.

**  The registered investment companies in the fund complex include the Trust and AltShares Trust.

***  Foreside Fund Services provides chief financial officer services to the Trust under a Fund CFO/Treasurer agreement with the Trust.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund

Water Island Diversified Event-Driven Fund

Water Island Credit Opportunities Fund

Water Island Long/Short Fund

800-295-4485

www.arbitragefunds.com

Adviser

Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

DST Systems, Inc.

P.O. Box 219842

Kansas City, MO 64121-9842

Custodian

State Street Bank & Trust

225 Liberty Street

New York, NY 10281

This material must be preceded or accompanied by a prospectus. Please read it carefully before investing.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)	The audit committee financial experts are John C. Alvarado and Francis X. Tracy, who are each independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended May 31, 2020 and May 31, 2019, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $126,500 and $119,400, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended May 31, 2020 and May 31, 2019, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended May 31, 2020 and May 31, 2019, aggregate fees of $33,200 and $31,900, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)	All Other Fees: For the Registrant’s fiscal years ended May 31, 2020 and May 31, 2019, no fees were billed to the Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal years ended May 31, 2020 and May 31, 2019 were $33,200 and $31,900, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that applies to the registrant's principal executive officer and principal financial officer is attached hereto as EX-13.A.1.

(a)(2)	A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as exhibit Ex-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ARBITRAGE FUNDS

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 7, 2020

By:	/s/ Monique Labbe
Monique Labbe
Chief Financial Officer (Principal Financial Officer)

Date:	August 7, 2020